Osco

DICK'S
SPORTING GOODS

WHOLE FOODS MARKET

Inland Real Estate Corporation

Supplemental Financial Information

www.inlandrealestate.com

ROSS
DRESS FOR LESS

T.J.maxx
HomeGoods

Chipotle
Chipotle

WAL★MART

FIVE GUYS
five BELOW

BED BATH &
BEYOND

PETSMART
Banfield

STARBUCKS COFFEE
STARBUCKS COFFEE

ULTA

FRESH DELI
FOOD 4 LESS

2901 Butterfield Road • Oak Brook, Illinois 60523 • Telephone: (630) 218-8000 • Facsimile: (630) 218-7357

Supplemental Financial Information - December 31, 2013

Page	Table of Contents

2	Company Information

3	Other Information

5	Consolidated Balance Sheets

6	Consolidated Statements of Operations

7	Funds From Operations and Other Information

8	Earnings Before Interest Taxes Depreciation and Amortization

9	Same-Store Net Operating Income

11	Balance Sheets - Pro Rata Consolidation

12	Statements of Operations - Pro Rata Consolidation

14	Selected Financial Ratios

15	Summary of Outstanding Debt at December 31, 2013

18	Significant Retail Tenants

20	Portfolio Metrics

21	Lease Expiration Analysis

24	Leasing Activity

26	Leasing Activity - Anchors and Non-Anchors

27	Property Transactions

29	Unconsolidated Joint Venture Summary

31	Investment Properties

1

Company Information

Inland Real Estate Corporation strives to be a leading owner and operator of high quality, necessity and value based retail centers in prime locations throughout the United States. We seek to provide predictable, sustainable cash flows and continually enhance shareholder value through the expert management and strategic improvement of our portfolio of premier retail assets. We have elected to be taxed as a real estate investment trust ("REIT") for federal income tax purposes. As of December 31, 2013, we owned interests in 157 investment properties, including 52 properties owned through our unconsolidated joint ventures.

Corporate Headquarters
2901 Butterfield Road
Oak Brook, IL 60523
www.inlandrealestate.com

Investor Relations/Media Relations	New York Stock Exchange
Dawn Benchelt	Preferred Stock Symbol IRC-PA
Investor Relations Director	Common Stock Symbol IRC
(630) 218-7364
benchelt@inlandrealestate.com

Transfer Agent	Stock Specialist
Registrar and Transfer Company	KCG
10 Commerce Drive	One Liberty Plaza
Cranford, NJ 07016	165 Broadway, 19th Floor
(800) 368-5948	New York, NY 10008

Analyst Coverage

Bank of America Merrill Lynch	BMO Capital Markets	Janney Capital Markets
Craig Schmidt	Paul E. Adornato	Michael P. Gorman
(646) 855-3640	(212) 885-4170	(215) 665-6224
craig.schmidt@baml.com	paul.adornato@bmo.com	mgorman@janney.com

Katharine Hutchins	Joshua Patinkin	Timothy A. Feron
(646) 855-1681	(312) 845-2167	(215) 665-4493
katharine.hutchins@baml.com	joshua.patinkin@bmo.com	tferon@janney.com

KeyBanc Capital Markets	Raymond James & Associates, Inc.	Wells Fargo Securities, LLC
Todd M. Thomas	Paul D. Puryear	Jeffrey J. Donnelly
(917) 368-2286	(727) 567-2253	(617) 603-4207
tthomas@key.com	paul.puryear@raymondjames.com	jeff.donnelly@wellsfargo.com

Grant Keeney	Richard J. Milligan	Tamara Fique
(917) 368-2329	(727) 567-2660	(443) 263-6568
gkeeney@key.com	richard.milligan@raymondjames.com	tamara.fique@wellsfargo.com

2

Other Information

All items in the supplemental financial information are in thousands except per share data, square footage data and number of leases. All amounts shown in this report are unaudited.

Caution Regarding Forward Looking Statements
Certain information in this supplemental information may constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that do not reflect historical facts and instead reflect our management's intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as "seek," “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management's intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of our business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. Forward-looking statements are not guarantees of future performance, and investors should not place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the risks listed and described under Item 1A”Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2013, as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC. Except as otherwise required by applicable law, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement in this release to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based.

Funds From Operations ("FFO")
We consider FFO a widely accepted and appropriate measure of performance for a REIT. FFO provides a supplemental measure to compare our performance and operations to other REITs. Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours. As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated entities in which the REIT holds an interest. In addition, NAREIT has further clarified the FFO definition to add-back impairment write-downs of depreciable real estate or of investments in unconsolidated entities that are driven by measurable decreases in the fair value of depreciable real estate. Under U.S. GAAP, impairment charges reduce net income. While impairment charges are added back in the calculation of FFO, we caution that because impairments to the value of any property are typically based on reductions in estimated future undiscounted cash flows compared to current carrying value, declines in the undiscounted cash flows which led to the impairment charges reflect declines in property operating performance that may be permanent. We have adopted the NAREIT definition for computing FFO. We adjust FFO for the impact of non-cash impairment charges of non-depreciable real estate, net of taxes recorded in comparable periods, in order to present the performance of our core portfolio operations. Management uses the calculation of FFO and FFO adjusted for several reasons. FFO is used in certain employment agreements we have with our executives to determine a portion of incentive compensation payable to them. Additionally, we use FFO and FFO adjusted to compare our performance to that of other REITs in our peer group. The calculation of FFO and FFO adjusted may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity. Items that are capitalized do not impact FFO and FFO adjusted whereas items that are expensed reduce FFO and FFO adjusted. Consequently, our presentation of FFO and FFO adjusted may not be comparable to other similarly titled measures presented by other REITs. FFO and FFO adjusted do not represent cash flows from operations as defined by U.S. GAAP, are not indicative of cash available to fund cash flow needs and liquidity, including our ability to pay distributions, and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")
EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property. We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance. By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure. By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio. Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing. EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

We believe EBITDA is an important non-GAAP measure. We utilize EBITDA to calculate our interest expense coverage ratio, which equals EBITDA divided by total interest expense. We believe that using EBITDA, which excludes the effect of non-operating expenses and non-cash charges, all of which are based on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of core operating profitability between periods and between REITs, particularly in light of the use of EBITDA by a seemingly large number of REITs in their reports on Forms 10-Q and 10-K. We believe that investors should consider EBITDA in conjunction with net income and the other required U.S. GAAP measures of our performance to improve their understanding of our operating results. We adjust EBITDA for the impact of non-cash impairment charges in comparable periods, in order to present the performance of our core portfolio operations.

3

Other Information

Same-Store Net Operating Income ("NOI")
Same-store net operating income, which is the net operating income of properties owned during the same periods during each year, is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense. We provide same-store net operating income as another metric to compare the results of property operations for the three and twelve months ended December 31, 2013 and 2012. We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income (loss) attributable to common stockholders.

Balance Sheets and Statements of Operations - Pro Rata Consolidation
These financial statements are considered non-GAAP because they include financial information related to unconsolidated joint ventures accounted for under the equity method of accounting. We provide these statements to include the pro rata amounts of all properties under management reconciled to our U.S. GAAP financial statements.

4

Consolidated Balance Sheets

	December 31, 2013	December 31, 2012
Assets:
Investment properties:
Land	$387,010	313,261
Construction in progress	16,856	20,837
Building and improvements	1,130,004	957,794
	1,533,870	1,291,892
Less accumulated depreciation	327,684	329,997
Net investment properties	1,206,186	961,895
Cash and cash equivalents	11,258	18,505
Investment in securities	—	8,711
Accounts receivable, net	37,155	25,076
Mortgages receivable	—	12,955
Investment in and advances to unconsolidated joint ventures	119,476	129,196
Acquired lease intangibles, net	103,576	41,692
Deferred costs, net	19,638	19,436
Other assets	32,648	25,939
Total assets	$1,529,937	1,243,405

Liabilities:
Accounts payable and accrued expenses	$57,132	36,918
Acquired below market lease intangibles, net	43,191	12,976
Distributions payable	5,110	4,606
Mortgages payable	497,832	412,361
Unsecured credit facilities	325,000	305,000
Convertible notes	28,790	28,327
Other liabilities	17,413	33,014
Total liabilities	974,468	833,202

Stockholders’ Equity:
Preferred stock, $0.01 par value, 12,000 shares authorized; 4,400 8.125% Series A Cumulative Redeemable shares, with a $25.00 per share Liquidation Preference, issued and outstanding at December 31, 2013 and 2012, respectively	110,000	110,000
Common stock, $0.01 par value, 500,000 shares authorized; 99,721 and 89,366 Shares issued and outstanding at December 31, 2013 and 2012, respectively	997	894
Additional paid-in capital (net of offering costs of $74,749 and $70,238 at December 31, 2013 and 2012, respectively)	877,328	784,139
Accumulated distributions in excess of net income	(427,953)	(476,185)
Accumulated other comprehensive loss	(4,904)	(9,269)
Total stockholders’ equity	555,468	409,579

Noncontrolling interest	1	624
Total equity	555,469	410,203

Total liabilities and equity	$1,529,937	1,243,405

5

Consolidated Statements of Operations and Comprehensive Income

	Three months ended December 31,		Twelve months ended December 31,
	2013	2012	2013	2012
Revenues
Rental income	$35,358	27,080	124,274	108,733
Tenant recoveries	15,078	8,724	48,588	34,770
Other property income	421	542	3,631	2,315
Fee income from unconsolidated joint ventures	1,748	2,203	6,881	5,757
Total revenues	52,605	38,549	183,374	151,575

Expenses:
Property operating expenses	7,790	4,638	26,269	20,868
Real estate tax expense	10,048	6,498	35,006	26,826
Depreciation and amortization	22,102	11,800	67,770	52,328
Provision for asset impairment	13,235	—	13,235	—
General and administrative expenses	5,621	4,284	20,437	17,552
Total expenses	58,796	27,220	162,717	117,574

Operating income (loss)	(6,191)	11,329	20,657	34,001
Other income	40	779	1,773	3,633
Gain from settlement of receivables	—	—	3,095	—
Gain (loss) on sale of investment properties	—	—	1,440	(105)
Gain from change in control of investment properties	—	64	95,378	2,420
Gain on sale of joint venture interest	224	591	1,433	766
Interest expense	(9,195)	(8,294)	(34,621)	(34,903)
Income (loss) before income tax benefit of taxable REIT subsidiaries, equity in earnings of unconsolidated joint ventures and discontinued operations	(15,122)	4,469	89,155	5,812

Income tax benefit of taxable REIT subsidiaries	4,220	1,999	2,721	6,346
Equity in earnings of unconsolidated joint ventures	2,253	1,244	7,893	2,875
Income (loss) from continuing operations	(8,649)	7,712	99,769	15,033

Income from discontinued operations	3,779	2,759	11,910	2,659
Net income (loss)	(4,870)	10,471	111,679	17,692

Less: Net (income) loss attributable to the noncontrolling interest	(14)	(36)	5	67
Net income (loss) attributable to Inland Real Estate Corporation	(4,884)	10,435	111,684	17,759

Dividends on preferred shares	(2,234)	(2,247)	(8,949)	(7,910)
Net income (loss) attributable to common stockholders	$(7,118)	8,188	102,735	9,849

Basic and diluted earnings attributable to common shares per weighted average common share:

Income (loss) from continuing operations	$(0.11)	0.06	0.95	0.08
Income from discontinued operations	0.04	0.03	0.13	0.03
Net income (loss) attributable to common stockholders per weighted average common share — basic	$(0.07)	0.09	1.08	0.11

Weighted average number of common shares outstanding — basic	99,366	89,105	95,279	89,006

Income (loss) from continuing operations	$(0.11)	0.06	0.95	0.08
Income from discontinued operations	0.04	0.03	0.12	0.03
Net income (loss) attributable to common stockholders per weighted average common share — diluted	$(0.07)	0.09	1.08	0.11

Weighted average number of common shares outstanding — diluted	99,366	89,316	95,562	89,161

Comprehensive income:
Net income (loss) attributable to common stockholders	$(7,118)	8,188	102,735	9,849
Unrealized gain (loss) on investment securities	37	(96)	(762)	(234)
Unrealized gain (loss) on derivative instruments	1,175	234	5,127	(1,635)
Comprehensive income (loss)	$(5,906)	8,326	107,100	7,980

Note: Basic and diluted Earnings Per Share may not foot due to rounding.

6

Funds From Operations and Other Information

	Three months ended December 31,		Twelve months ended December 31,
	2013	2012	2013	2012
Net income (loss) attributable to common stockholders	$(7,118)	8,188	102,735	9,849
Gain on sale of investment properties	(5,436)	(3,142)	(10,702)	(3,864)
Gain from change in control of investment properties	—	(64)	(95,378)	(1,108)
Impairment of depreciable operating property	5,380	243	5,934	722
Equity in depreciation and amortization of unconsolidated joint ventures	3,654	6,243	18,579	24,266
Amortization on in-place lease intangibles	9,658	1,851	22,286	8,777
Amortization on leasing commissions	445	389	1,847	1,747
Depreciation, net of noncontrolling interest	12,242	10,252	45,738	44,935
Funds From Operations attributable to common stockholders	$18,825	23,960	91,039	85,324

Gain from settlement of receivables	—	—	(3,095)	—
Impairment loss, net of taxes:
Provision for asset impairment	10,468	—	10,468	—
Impairment of investment securities	—	—	98	—
Provision for asset impairment included in equity in earnings of unconsolidated joint ventures	—	—	507	—
Other non-cash adjustments	—	52	—	348
Provision for income taxes:
Income tax adjustments	(3,842)	(2,657)	(4,863)	(7,468)
Funds From Operations attributable to common stockholders, adjusted	$25,451	21,355	94,154	78,204

Net income (loss) attributable to common stockholders per weighted average common share — basic	$(0.07)	0.09	1.08	0.11

Net income (loss) attributable to common stockholders per weighted average common share — diluted	$(0.07)	0.09	1.08	0.11

Funds From Operations attributable to common stockholders, per weighted average commons share - basic	$0.19	0.27	0.96	0.96
Funds From Operations attributable to common stockholders, per weighted average commons share - diluted	$0.19	0.27	0.95	0.96

Funds From Operations attributable to common stockholders, adjusted, per weighted average commons share - basic	$0.26	0.24	0.99	0.88
Funds From Operations attributable to common stockholders, adjusted, per weighted average commons share - diluted	$0.26	0.24	0.99	0.88

Weighted average number of common shares outstanding, basic	99,366	89,105	95,279	89,006
Weighted average number of common shares outstanding, diluted	99,697	89,316	95,562	89,161

Distributions Declared, common stock	$14,208	12,730	54,503	50,833
Distributions Per Common Share	$0.14	0.14	0.57	0.57
Distributions / Funds From Operations Payout Ratio, adjusted	55.8%	59.6%	57.9%	65.0%

Additional Information
Straight-line rents	$845	265	1,345	734
Amortization of lease intangibles	380	(8)	(165)	533
Amortization of deferred financing fees	699	650	2,872	3,030
Stock based compensation expense	253	210	909	643

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$1,321	1,130	5,766	8,734
Redevelopment / Construction	(417)	174	2,385	1,560
Non-maintenance / revenue generating cap ex
Tenant improvements	5,207	3,649	15,587	11,632
Leasing commissions	610	895	3,076	3,413

7

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended December 31,		Twelve months ended December 31,
	2013	2012	2013	2012
Net income (loss) attributable to Inland Real Estate Corporation	$(4,884)	10,435	111,684	17,759
Gain on sale of investment properties	(5,436)	(3,142)	(10,702)	(3,864)
Gain from change in control of investment properties	—	(64)	(95,378)	(1,108)
Income tax benefit of taxable REIT subsidiaries	(4,220)	(1,999)	(2,721)	(6,346)
Interest expense	9,284	8,294	35,095	34,903
Interest expense associated with discontinued operations	—	193	116	777
Interest expense associated with unconsolidated joint ventures	1,970	3,024	9,580	11,596
Depreciation and amortization	22,102	11,800	67,770	52,329
Depreciation and amortization associated with discontinued operations	243	709	2,147	3,190
Depreciation and amortization associated with unconsolidated joint ventures	3,655	6,243	18,579	24,266
EBITDA	22,714	35,493	136,170	133,502

Gain from settlement of receivables	—	—	(3,095)	—
Impairment loss, net of taxes:
Provision for asset impairment	15,847	243	16,402	722
Impairment of investment securities	—	—	98	—
Provision for asset impairment included in equity in earnings of unconsolidated joint ventures	—	—	507	—
Other non-cash adjustments	—	52	—	348
EBITDA, adjusted	$38,561	35,788	150,082	134,572

Total Interest Expense	$11,254	11,511	44,791	47,276

EBITDA: Interest Expense Coverage Ratio	2.0	3.1	3.0	2.8

EBITDA: Interest Expense Coverage Ratio, adjusted	3.4	3.1	3.4	2.8

8

Same Store Net Operating Income

	Three months ended December 31,			Twelve months ended December 31,
Consolidated	2013	2012	% Change	2013	2012	% Change
Rental income and tenant recoveries:
"Same-store" investment properties, 86 properties
Rental income	$25,061	24,853	0.8%	99,546	97,688	1.9%
Tenant recovery income	10,103	8,153	23.9%	37,842	32,778	15.4%
Other property income	361	501	-27.9%	3,429	2,162	58.6%
"Other investment properties”
Rental income	9,072	1,970		23,548	9,778
Tenant recovery income	4,975	571		10,746	1,992
Other property income	60	41		202	153
Total property income	$49,632	36,089		175,313	144,551

Property operating expenses:
"Same-store" investment properties, 86 properties
Property operating expenses	$5,471	3,982	37.4%	20,138	16,927	19.0%
Real estate tax expense	6,725	6,299	6.8%	26,924	25,294	6.4%
"Other investment properties"
Property operating expenses	1,781	230		3,950	1,208
Real estate tax expense	3,323	199		8,082	1,532
Total property operating expenses	$17,300	10,710		59,094	44,961

Property net operating income
"Same-store" investment properties	23,329	23,226	0.4%	93,755	90,407	3.7%
"Other investment properties"	9,003	2,153		22,464	9,183
Total property net operating income	$32,332	25,379		116,219	99,590

Other income:
Straight-line rents	$845	265		1,345	734
Amortization of lease intangibles	380	(8)		(165)	533
Other income	40	779		1,773	3,633
Fee income from unconsolidated joint ventures	1,748	2,203		6,881	5,757
Gain from settlement of receivables	—	—		3,095	—
Gain (loss) on sale of investment properties	—	—		1,440	(105)
Gain from change in control of investment properties	—	64		95,378	2,420
Gain on sale of joint venture interest	224	591		1,433	766

Equity in earnings of unconsolidated joint ventures	2,253	1,244		7,893	2,875

Other expenses:
Income tax benefit of taxable REIT subsidiaries	4,220	1,999		2,721	6,346
Bad debt expense	(538)	(426)		(2,181)	(2,733)
Depreciation and amortization	(22,102)	(11,800)		(67,770)	(52,328)
General and administrative expenses	(5,621)	(4,284)		(20,437)	(17,552)
Interest expense	(9,195)	(8,294)		(34,621)	(34,903)
Provision for asset impairment	(13,235)	—		(13,235)	—

Income (loss) from continuing operations	(8,649)	7,712		99,769	15,033
Income from discontinued operations	3,779	2,759		11,910	2,659
Net income (loss)	(4,870)	10,471		111,679	17,692

Less: Net (income) loss attributable to the noncontrolling interest	(14)	(36)		5	67
Net income (loss) attributable to Inland Real Estate Corporation	(4,884)	10,435		111,684	17,759

Dividends on preferred shares	(2,234)	(2,247)		(8,949)	(7,910)

Net income (loss) attributable to common stockholders	$(7,118)	8,188		102,735	9,849

9

Same Store Net Operating Income

	Three months ended December 31,			Twelve months ended December 31,
Unconsolidated (at 100%)	2013	2012	% Change	2013	2012	% Change
Rental income and tenant recoveries:
"Same-store" investment properties, 18 properties
Rental income	$6,971	6,965	0.1%	27,954	28,000	-0.2%
Tenant recovery income	3,865	3,446	12.2%	13,722	12,033	14.0%
Other property income	57	49	16.3%	239	133	79.7%
"Other investment properties”
Rental income	6,863	12,433		38,857	43,490
Tenant recovery income	3,393	4,945		18,253	18,251
Other property income	108	40		325	595
Total property income	$21,257	27,878		99,350	102,502

Property operating expenses:
"Same-store" investment properties, 18 properties
Property operating expenses	$2,204	1,867	18.1%	7,835	6,978	12.3%
Real estate tax expense	2,029	2,111	-3.9%	8,639	8,027	7.6%
"Other investment properties"
Property operating expenses	2,191	2,634		10,260	9,397
Real estate tax expense	2,192	4,194		12,072	14,672
Total property operating expenses	$8,616	10,806		38,806	39,074

Property net operating income
"Same-store" investment properties	$6,660	6,482	2.7%	25,441	25,161	1.1%
"Other investment properties"	5,981	10,590		35,103	38,267
Total property net operating income	$12,641	17,072		60,544	63,428

Other income:
Straight-line rent	$766	301		2,716	1,202
Amortization of lease intangibles	(250)	(53)		(200)	(354)
Other income	417	1,925		1,878	2,154

Other expenses:
Bad debt expense	(2)	(295)		(260)	(972)
Depreciation and amortization	(6,892)	(11,776)		(35,335)	(45,588)
General and administrative expenses	(570)	(692)		(2,395)	(2,234)
Interest expense	(3,783)	(5,688)		(18,672)	(21,920)
Provision for asset impairment	—	—		(1,730)	—

Net income (loss) from continuing operations	$2,327	794		6,546	(4,284)

	Three months ended December 31,			Twelve months ended December 31,
Same-Store Net Operating Income ("NOI")	2013	2012	% Change	2013	2012	% Change

Consolidated Portfolio (86 properties)
Same-Store NOI	$23,329	23,226	0.4%	93,755	90,407	3.7%
Same-Store NOI excluding lease termination income	$23,329	23,226	0.4%	91,804	90,048	2.0%

Unconsolidated Portfolio (at 100%) (18 properties)
Same-Store NOI	$6,660	6,482	2.7%	25,441	25,161	1.1%
Same-Store NOI excluding lease termination income	$6,660	6,482	2.7%	25,414	25,161	1.0%

Total Portfolio (including our pro rata share of unconsolidated NOI) (104 properties)
Same-Store NOI	$26,992	26,790	0.8%	107,748	104,245	3.4%
Same-Store NOI excluding lease termination income	$26,992	26,790	0.8%	105,782	103,886	1.8%

10

Balance Sheets - Pro Rata Consolidation

	Consolidated Balance Sheets December 31, 2013	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Balance Sheets
Assets:
Investment properties:
Land	$387,010	—	85,429	—	2,624	475,063
Construction in progress	16,856	—	1,883	2,062	—	20,801
Building and improvements	1,130,004	—	219,122	—	10,637	1,359,763
	1,533,870	—	306,434	2,062	13,261	1,855,627
Less accumulated depreciation	327,684	—	15,027	—	68	342,779
Net investment properties	1,206,186	—	291,407	2,062	13,193	1,512,848
Cash and cash equivalents	11,258	(2,249)	7,372	78	32	16,491
Accounts receivable, net	37,155	—	7,069	33	26	44,283
Investment in and advances to unconsolidated joint ventures	119,476	—	(108,472)	283	(6,096)	5,191
Acquired lease intangibles, net	103,576	—	47,224	—	2,206	153,006
Deferred costs, net	19,638	—	2,340	—	61	22,039
Other assets	32,648	—	3,284	4	506	36,442
Total assets	$1,529,937	(2,249)	250,224	2,460	9,928	1,790,300

Liabilities:
Accounts payable and accrued expenses	$57,132	(10)	8,493	1,613	31	67,259
Acquired below market lease intangibles, net	43,191	—	16,699	—	—	59,890
Distributions payable	5,110	—	—	—	—	5,110
Mortgages payable	497,832	—	163,631	—	9,295	670,758
Unsecured credit facilities	325,000	—	—	—	—	325,000
Convertible notes	28,790	—	—	—	—	28,790
Other liabilities	17,413	37	3,837	—	35	21,322
Total liabilities	974,468	27	192,660	1,613	9,361	1,178,129

Stockholders’ Equity:
Preferred stock	110,000	—	—	—	—	110,000
Common stock	997	—	—	—	—	997
Additional paid-in capital	877,328	—	119	—	—	877,447
Accumulated distributions in excess of net income	(427,953)	(2,275)	57,445	847	567	(371,369)
Accumulated other comprehensive loss	(4,904)	—	—	—	—	(4,904)
Total stockholders’ equity	555,468	(2,275)	57,564	847	567	612,171

Noncontrolling interest	1	(1)	—	—	—	—
Total equity	555,469	(2,276)	57,564	847	567	612,171

Total liabilities and equity	$1,529,937	(2,249)	250,224	2,460	9,928	1,790,300

11

Statements of Operations - Pro Rata Consolidation

Three months ended December 31, 2013	Consolidated Statement of Operations	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Statement of Operations
Revenues
Rental income	$35,358	7,364	—	196	42,918
Tenant recoveries	15,078	3,950	—	15	19,043
Other property income	421	91	—	—	512
Fee income from unconsolidated joint ventures	1,748	—	—	—	1,748
Total revenues	52,605	11,405	—	211	64,221

Expenses:
Property operating expenses	7,790	1,820	50	30	9,690
Real estate tax expense	10,048	2,277	23	9	12,357
Depreciation and amortization	22,102	3,563	—	92	25,757
Provision for asset impairment	13,235	—	—	—	13,235
General and administrative expenses	5,621	108	—	—	5,729
Total expenses	58,796	7,768	73	131	66,768

Operating income (loss)	(6,191)	3,637	(73)	80	(2,547)

Other income	40	2	—	—	42
Gain on sale of joint venture interest	224	—	—	—	224
Interest expense	(9,195)	(1,770)	(128)	(72)	(11,165)
Income (loss) before income tax benefit of taxable REIT subsidiaries, equity in earnings (loss) of unconsolidated joint ventures and discontinued operations	(15,122)	1,869	(201)	8	(13,446)

Income tax benefit of taxable REIT subsidiaries	4,220	—	—		4,220
Equity in earnings (loss) of unconsolidated joint ventures	2,253	(1,869)	201	(8)	577
Loss from continuing operations	(8,649)	—	—	—	(8,649)

Income from discontinued operations	3,779	—	—	—	3,779
Net loss	(4,870)	—	—	—	(4,870)

Less: Net income attributable to the noncontrolling interest	(14)	—	—	—	(14)
Net loss attributable to Inland Real Estate Corporation	(4,884)	—	—	—	(4,884)

Dividends on preferred shares	(2,234)	—	—	—	(2,234)
Net loss attributable to common stockholders	$(7,118)	—	—	—	(7,118)

12

Statements of Operations - Pro Rata Consolidation

Twelve months ended December 31, 2013	Consolidated Statement of Operations	IN Retail Fund LLC (NYSTRS) (1)	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Statement of Operations
Revenues
Rental income	$124,274	6,329	27,519	20	2,099	160,241
Tenant recoveries	48,588	3,134	13,829	17	214	65,782
Other property income	3,631	46	259	—	—	3,936
Fee income from unconsolidated joint ventures	6,881	—	—	—	—	6,881
Total revenues	183,374	9,509	41,607	37	2,313	236,840

Expenses:
Property operating expenses	26,269	1,214	6,124	170	274	34,051
Real estate tax expense	35,006	2,515	8,354	102	151	46,128
Depreciation and amortization	67,770	2,814	14,874	10	880	86,348
Provision for asset impairment	13,235	—	—	692	—	13,927
General and administrative expenses	20,437	25	554	1	—	21,017
Total expenses	162,717	6,568	29,906	975	1,305	201,471

Operating income (loss)	20,657	2,941	11,701	(938)	1,008	35,369

Other income	1,773	2	6	9	1	1,791
Gain from settlement of receivables	3,095	—	—	—	—	3,095
Gain (loss) on sale of investment properties	1,440	—	—	—	—	1,440
Gain (loss) from change in control of investment properties	95,378	—	—	—	—	95,378
Gain on sale of joint venture interest	1,433	—	—	—	—	1,433
Interest expense	(34,621)	(1,819)	(6,579)	(476)	(706)	(44,201)
Income (loss) before income tax benefit of taxable REIT subsidiaries, equity in earnings (loss) of unconsolidated joint ventures and discontinued operations	89,155	1,124	5,128	(1,405)	303	94,305

Income tax benefit of taxable REIT subsidiaries	2,721	—	—	—	—	2,721
Equity in earnings (loss) of unconsolidated joint ventures	7,893	(1,124)	(5,128)	1,405	(303)	2,743
Income from continuing operations	99,769	—	—	—	—	99,769

Income from discontinued operations	11,910	—	—	—	—	11,910
Net income	111,679	—	—	—	—	111,679

Less: Net loss attributable to the noncontrolling interest	5	—	—	—	—	5
Net income attributable to Inland Real Estate Corporation	111,684	—	—	—	—	111,684

Dividends on preferred shares	(8,949)	—	—	—	—	(8,949)
Net income attributable to common stockholders	$102,735	—	—	—	—	102,735
(1)    Includes results through the June 3, 2013 acquisition date.

13

Selected Financial Ratios

	Three months ended December 31,
	2013				2012
	Consolidated		Pro-rata Consolidation (1)		Consolidated		Pro-rata Consolidation (1)
Fixed rate debt	$482,824		652,913		385,576		614,084
Total debt	849,024		1,019,113		746,576		982,517
Fixed rate debt / Total debt	56.9%		64.1%		51.6%		62.5%

Unsecured debt	$354,215		354,215		334,215		334,215
Total debt	849,024		1,019,113		746,576		982,517
Unsecured debt / Total debt	41.7%		34.8%		44.8%		34.0%

Total debt	$849,024		1,019,113		746,576		982,517
Total gross assets (2)	1,814,430		2,073,189		1,560,426		1,933,461
Debt / Total gross assets	46.8%		49.2%		47.8%		50.8%

Quarterly EBITDA, adjusted	$30,683		38,561		25,277		35,788
Quarterly fixed charges (3)	12,025		14,115		11,396		14,651
Fixed charge coverage ratio	2.6	x	2.7	x	2.2	x	2.4	x

Net debt (4)	$837,766		1,000,373		728,071		953,729
EBITDA (Annualized)	122,732		154,244		101,108		143,152
Net debt / EBITDA	6.8	x	6.5	x	7.2	x	6.7	x

	Three months ended December 31,		Twelve months ended December 31,
General and Administrative Expenses	2013	2012	2013	2012
General and Administrative Expenses (G&A)	$5,621	4,284	20,437	17,552
Total revenues of assets under management (5)	88,647	77,965	338,952	296,327
Total assets under management (5)	2,879,446	2,599,266	2,879,446	2,599,266

G&A Expenses as a Percentage of Total Revenue, including unconsolidated joint ventures at 100%	6.3%	5.5%	6.0%	5.9%
Annualized G&A Expenses as a Percentage of Total Assets, including unconsolidated joint ventures at 100%	0.8%	0.7%	0.7%	0.7%

	As of December 31,
Capitalization	2013	2012
Total Common Shares Outstanding	$99,721	89,366
Closing Price Per Share	10.52	8.38
Equity Market Capitalization Common Shares	1,049,065	748,887
Preferred Stock (at face value)	110,000	110,000
Total Debt (6)	1,019,113	982,517
Total Market Capitalization	$2,178,178	1,841,404
Debt to Total Market Capitalization	46.8%	53.4%

(1)	Pro-rata consolidation includes the Company's pro-rata share of unconsolidated joint ventures.

(2)	Total gross assets includes total assets plus accumulated depreciation and less acquired below market lease intangibles, net.

(3)	Quarterly fixed charges includes interest expense, distributions to non-controlling members, dividends on preferred shares, and principal amortization.

(4)	Reflects debt net of the current cash and cash equivalents balance at the end of the period.

(5)	Assets under management include consolidated assets, unconsolidated assets at 100% and assets that we do not have an ownership interest in, but that we manage on behalf of a third party.

(6)	Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes. Excludes unamortized mortgage premiums/discounts.

14

Summary of Outstanding Debt at December 31, 2013

Total Outstanding Debt

	Outstanding Amount	Ratio	Weighted Average Interest Rate (1)	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$453,609	44.5%	5.28%	4.5
Unconsolidated (pro rata)	170,089	16.7%	5.03%	6.5
Unsecured convertible notes	29,215	2.9%	5.00%	0.8
Total Fixed Rate Debt	652,913	64.1%	5.20%	4.9
Variable Rate Debt:
Consolidated	41,200	4.0%	2.27%	2.3
Unsecured line of credit facility	95,000	9.3%	1.89%	3.7
Unsecured term loan	180,000	17.7%	1.84%	4.7
Unsecured term loan	50,000	4.9%	3.50%	4.9
Total Variable Rate Debt	366,200	35.9%	2.13%	4.2
Total	$1,019,113	100.0%	4.10%	4.6
Remaining unamortized convertible notes discount	(425)
Remaining unamortized mortgages premium/discount, net	5,860
Total Outstanding Debt	$1,024,548

Schedule of Maturities by Year

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (2)		Total Consolidated Outstanding Debt	IRC Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
2014	$1,818	137,327	29,215	(3)	168,360	—	168,360
2015	1,445	36,404	—		37,849	13,219	51,068
2016	1,333	42,641	—		43,974	—	43,974
2017	1,273	44,895	95,000		141,168	14,528	155,696
2018	368	—	230,000		230,368	15,078	245,446
2019	384	40,350	—		40,734	24,098	64,832
2020	400	70,300	—		70,700	—	70,700
2021	420	42,068	—		42,488	25,130	67,618
2022	110	61,373	—		61,483	77,963	139,446
2023	—	11,900	—		11,900	73	11,973
Total	$7,551	487,258	354,215		849,024	170,089	1,019,113

Remaining unamortized convertible notes discount					(425)	—	(425)
Remaining unamortized mortgages premium/discount, net					3,023	2,837	5,860
Total Outstanding Debt					$851,622	172,926	1,024,548

(1)	Interest rates are as of December 31, 2013 and exclude the impact of deferred loan fee amortization.

(2)	Includes unsecured convertible notes, line of credit facility and term loans.

(3)
The convertible notes, which mature in 2029, are included in the 2014 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

15

Summary of Outstanding Debt at December 31, 2013

Consolidated Debt

Servicer	Property Name	Interest Rate at December 31, 2013	Maturity Date	Balance at December 31, 2013
Fixed rate debt
Principal Capital	Iroquois Center	5.05%	04/2014	$8,750
Midland Loan Services (1)	Shoppes at Grayhawk	5.17%	04/2014	15,848
TCF Bank (1)	Marketplace At Six Corners	6.50%	09/2014	11,374
Wachovia (1)	The Exchange at Algonquin	5.24%	11/2014	18,645
Wachovia (1)	Algonquin Commons	5.45%	11/2014	71,602
Prudential Asset Resource (1)	Orland Park Place Outlots	5.83%	12/2014	5,183
John Hancock Life Ins.	Thatcher Woods	5.83%	02/2015	13,500
Cohen Financial	Forest Lake Marketplace	5.86%	03/2015	8,500
TCF Bank (1)	Grand/Hunt Center Outlot	6.50%	04/2015	1,355
TCF Bank (1)	Dominick’s	6.50%	04/2015	6,187
TCF Bank (1)	Dominick’s	6.50%	04/2015	1,374
TCF Bank (1)	PetSmart	6.50%	04/2015	1,959
TCF Bank (1)	Roundy’s	6.50%	04/2015	3,851
Principal Capital (1)	Shoppes at Mill Creek	5.00%	05/2016	7,932
Metlife Insurance Company (1)	Shakopee Valley Marketplace	5.05%	12/2017	7,631
Metlife Insurance Company (1)	Crystal Point	5.05%	12/2017	17,074
Metlife Insurance Company (1)	Shops at Orchard Place	5.05%	12/2017	23,846
Prudential Insurance	Randall Square	4.00%	01/2019	16,500
Berkadia Commercial Mortgage	Woodfield Commons	4.75%	06/2019	17,500
Berkadia Commercial Mortgage	Cobbler Crossing	4.60%	07/2019	6,350
John Hancock Life Insurance	Roundy’s	4.85%	12/2020	10,300
Wells Fargo	Woodland Heights	6.03%	12/2020	4,175
Wells Fargo	Salem Square	6.03%	12/2020	4,897
Wells Fargo	Townes Crossing	6.03%	12/2020	6,289
Wells Fargo	Hawthorne Village Commons	6.03%	12/2020	6,443
Wells Fargo	Aurora Commons	6.03%	12/2020	6,443
Wells Fargo	Deertrace Kohler	6.03%	12/2020	9,691
Wells Fargo	Pine Tree Plaza	6.03%	12/2020	10,825
Wells Fargo	Joliet Commons	6.03%	12/2020	11,237
Midland Loan Services	Orland Park Place	5.55%	09/2021	42,068
Wachovia	Bradley Commons	5.40%	01/2022	14,330
GEMSA (1)	Chatham Ridge	4.40%	04/2022	17,500
Midland Loan Services	Dunkirk Square	4.35%	09/2022	4,050
Midland Loan Services	Park Place Plaza	4.35%	09/2022	6,500
Midland Loan Services	Rivertree Court	4.35%	09/2022	22,000
Midland Loan Services	Valparaiso Walk	4.11%	02/2023	11,900
Total/Weighted Average Fixed Rate Secured		5.28%		453,609
Unsecured Convertible Notes		5.00%	11/2014	29,215
Total/Weighted Average Fixed Rate		5.26%		482,824

Variable rate debt
Bank of America	Skokie Fashion Square	0.29%	12/2014	6,200
Bank of America	North Aurora Towne Center	2.62%	06/2016	2,163
Bank of America	Edinburgh Festival	2.62%	06/2016	4,063
Bank of America	CarMax	2.62%	06/2016	9,830
Bank of America	Cliff Lake	2.62%	06/2016	4,439
Bank of America	Burnsville Crossing	2.62%	06/2016	4,675
Bank of America	Food 4 Less	2.62%	06/2016	2,665
Bank of America	Shingle Creek Center	2.62%	06/2016	1,485
Bank of America	Bohl Farm Marketplace	2.62%	06/2016	5,680
Total/Weighted Average Variable Rate Secured		2.27%		41,200

Unsecured
Line of Credit Facility		1.89%	08/2017	95,000
Term Loan		1.84%	08/2018	180,000
Term Loan		3.50%	11/2018	50,000
Total/Weighted Average Variable Rate		2.13%		366,200
Total/Weighted Average Consolidated Debt		3.91%		849,024
Remaining unamortized convertible notes discount				(425)
Remaining unamortized mortgages premium/discount, net				3,023
Total Consolidated Debt				$851,622

16

Summary of Outstanding Debt at December 31, 2013

Unconsolidated Debt

Servicer	Property Name	Interest Rate at December 31, 2013	Maturity Date	Balance at December 31, 2013	IRC Share of Debt (3)
Fixed rate debt
Venture with PGGM
Principal Capital	Diffley Marketplace	3.94%	11/2015	$5,800	3,190
Wells Fargo Bank (1)	Cedar Center South	5.48%	12/2015	18,234	10,029
John Hancock Life Ins.	Point at Clark	5.05%	09/2017	14,300	7,865
Metlife Insurance Company (1)	Woodfield Plaza	5.05%	12/2017	12,114	6,663
John Hancock Life Ins. (1)	Four Flaggs	7.65%	01/2018	10,648	5,856
Prudential Insurance	Brownstones Shopping Center	3.85%	01/2019	13,255	7,290
Prudential Insurance	Elston Plaza	3.85%	01/2019	10,560	5,808
Prudential Insurance	Silver Lake Village	5.85%	02/2019	20,000	11,000
Midland Loan Services	Shops of Plymouth Town Center	5.83%	03/2021	5,200	2,860
Wachovia Securities	Joffco Square	5.84%	03/2021	13,090	7,200
Midland Loan Services	Village Ten Shopping Center	5.17%	06/2021	8,300	4,565
Midland Loan Services	Caton Crossings	5.19%	06/2021	7,700	4,235
Midland Loan Services	Red Top Plaza	5.55%	09/2021	11,400	6,270
Midland Loan Services	Champlin Marketplace	4.70%	02/2022	7,123	3,918
Wachovia Securities	Turfway Commons	5.05%	02/2022	7,150	3,932
Wells Fargo Bank (1)	Fort Smith Pavilion	5.81%	02/2022	33,205	18,263
Wachovia Securities	Stone Creek Towne Center	5.04%	03/2022	19,800	10,890
Wachovia	Westgate	4.94%	03/2022	40,373	22,205
Principal Life Insurance Co.	Quarry Retail	3.75%	08/2022	18,100	9,955
Principal Life Insurance Co.	Riverdale Commons	3.75%	08/2022	16,000	8,800
Total / Weighted Average		5.09%		292,352	160,794

Venture with IPCC
Parkway Bank & Trust Co.	7-Eleven Portfolio (3)	4.00%	11/2018	17,400	9,222
CIII Management (1)	Dollar General/Family Dollar (4)	4.89%	10/2023	7,273	73
Total / Weighted Average		4.26%		24,673	9,295

Total/Weighted Average Unconsolidated Debt		5.03%		317,025	170,089
Remaining unamortized mortgages premium/discount, net				5,159	2,837
Total Unconsolidated Debt				$322,184	172,926

(1)	These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)
IRC's pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner. This allocation is for presentation purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property

(3)
This portfolio includes twelve 7-Eleven stores, located in Arkron, Brunswick, Chagrin Falls, Cleveland, Mentor, Painesville, Stow, Streetsboro, Strongsville, Twinsburg, Willoughby and Willoughby Hills OH.

(4)
This portfolio includes eight Dollar General and three Family Dollar stores, located in Fortson, GA; Gale, WI; LaGrange, GA; Lafeyette, WI; Midland City, AL; Mobile, AL; Warrior, AL; Woodville, AL; Cameron, TX; Charleston, MO and Wausaukee, WI.

17

Significant Retail Tenants

Consolidated (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Safeway (Dominick's Finer Foods-6) (3)	6	$5.253	3.9%	410,504	3.8%
Roundy's (Rainbow-2, Pick 'N Save-2, Super Pick 'N Save 1)	5	4,392	3.3%	351,700	3.2%
TJX Companies, Inc. (TJ Maxx-6, Marshall's-9)	15	4,326	3.2%	472,814	4.3%
Carmax	2	4,021	3.0%	187,851	1.7%
AB Acquisitions LLC (Jewel-6)	6	3,985	3.0%	393,357	3.6%
PetSmart	9	2,653	2.0%	200,404	1.8%
Bed Bath and Beyond (Bed, Bath & Beyond-5, Buy Buy Baby-2, World Market-1)	8	2,448	1.8%	259,262	2.4%
Kroger (Food 4 Less-3)	3	2,407	1.8%	207,441	1.9%
Ascena Retail Group (Justice-3, Dress Barn-7, Maurice's-7, Lane Bryant-5, Catherine's-2)	24	2,268	1.7%	142,350	1.3%
Ross Dress For Less	8	2,194	1.6%	226,188	2.1%
Dick's Sporting Goods (Dick's Sporting Goods-3, Golf Galaxy-1)	4	2,118	1.6%	232,748	2.1%
Best Buy	4	2,066	1.5%	177,679	1.6%
Office Depot (Office Depot-4, OfficeMax-4)	8	1,888	1.4%	140,115	1.3%
Hobby Lobby	3	1,861	1.4%	156,256	1.4%
Retail Ventures, Inc. (DSW Warehouse-4)	4	1,777	1.3%	95,915	0.9%
The Gap (Old Navy-7, The Gap-1, The Gap Factory-1)	9	1,769	1.3%	130,290	1.2%
Gordmans	3	1,547	1.2%	148,642	1.4%
Pier 1 Imports	8	1,508	1.1%	82,851	0.8%
Michael's	6	1,486	1.1%	131,701	1.2%
Ulta	7	1,456	1.1%	76,013	0.7%
Dollar Tree (Dollar Tree-14)	14	1,374	1.0%	136,839	1.3%
Supervalu, Inc. (Cub Foods-2)	2	1,358	1.0%	128,298	1.2%

Total		$54,155	40.3%	4,489,218	41.2%

Unconsolidated (1) (2) (4)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Supervalu, Inc. (Cub Foods-6)	6	$4,578	7.7%	383,656	9.4%
Best Buy	3	2,706	4.6%	111,001	2.7%
Roundy's (Rainbow-2, Metro Market-1)	3	2,286	3.9%	193,062	4.7%
AB Acquisitions LLC (Jewel-3)	3	2,101	3.5%	192,397	4.7%
TJX Companies, Inc. (TJ Maxx-1, Marshall's-3, Home Goods-1)	5	2,061	3.5%	148,483	3.7%
7-Eleven	12	1,740	2.9%	29,813	0.7%
Michael's	5	1,675	2.8%	114,262	2.8%
Home Depot	1	1,243	2.1%	113,000	2.8%
Bed Bath and Beyond (Bed, Bath & Beyond-3, Buy Buy Baby-1)	4	1,230	2.1%	108,789	2.7%
Kohl's	2	1,191	2.0%	83,000	2.0%
Wal-Mart	3	1,164	2.0%	78,689	1.9%
Whole Foods Market	1	1,068	1.8%	45,282	1.1%
Petco	4	1,043	1.8%	61,784	1.5%
Lowe's	1	1,040	1.8%	—	—%
Safeway (Dominick's Finer Foods-1) (3)	1	842	1.4%	70,183	1.7%
Office Depot (Office Depot-1, OfficeMax-2)	3	818	1.4%	65,533	1.6%
Ascena Retail Group (Justice-2, Dress Barn-2, Lane Bryant-2)	6	701	1.2%	36,021	0.9%
Dollar General	8	699	1.2%	75,860	1.9%
The Gap (Old Navy-3)	3	684	1.2%	51,780	1.3%
The Sports Authority	1	638	1.1%	42,563	1.0%
PetSmart	2	592	1.0%	45,289	1.1%

Total		$30,100	51.0%	2,050,447	50.2%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Includes ground leases in number of stores and annual base rent, ground lease square footage is excluded from GLA as we do not own that square footage

(3)	As previously announced, Safeway has exited the Chicago market. Although certain stores have closed, the tenant is still financially obligated under their leases.

(4)	Annualized rent shown includes joint venture partner's pro rata share

18

Significant Retail Tenants

Total (1) (2) (3)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Roundy's (Rainbow-4, Pick 'N Save-2, Super Pick 'N Save-1, Metro Market-1)	8	$6,678	3.5%	544,762	3.6%
TJX Companies, Inc. (TJ Maxx-7, Marshall's-12, Home Goods-1)	20	6,388	3.3%	621,297	4.2%
Safeway (Dominick's Finer Foods-7) (4)	7	6,096	3.2%	480,687	3.2%
AB Acquisitions LLC (Jewel-9)	9	6,086	3.1%	585,754	3.9%
Supervalu, Inc. (Cub Foods-8)	8	5,936	3.1%	511,954	3.4%
Best Buy	7	4,772	2.5%	288,680	1.9%
Carmax	2	4,021	2.1%	187,851	1.3%
Bed Bath & Beyond (Bed, Bath & Beyond-8, Buy Buy Baby-3, World Market-1)	12	3,678	1.9%	368,051	2.5%
PetSmart	11	3,245	1.7%	245,693	1.6%
Michael's	11	3,161	1.6%	245,963	1.6%
Ascena Retail Group (Justice-5, Dress Barn-9, Maurice's-7, Lane Bryant-7, Catherine's-2)	30	2,968	1.5%	178,371	1.2%
Office Depot (Office Depot-5, OfficeMax-6)	11	2,705	1.4%	205,648	1.4%
Dick's Sporting Goods (Dick's Sporting Goods-4, Golf Galaxy-1)	5	2,643	1.4%	282,748	1.9%
Kroger (Food 4 Less-4)	4	2,628	1.4%	264,109	1.8%
The Gap (Old Navy-10, The Gap-1, The Gap Factory-1)	12	2,453	1.3%	182,070	1.2%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,361	1.2%	119,515	0.8%
Ross Dress For Less	8	2,194	1.1%	226,188	1.5%
Petco	9	2,095	1.1%	132,316	0.9%

Total		$70,108	36.4%	5,671,657	37.9%

Total excluding properties held through the joint venture with IPCC (1) (2) (3) (5)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Roundy's (Rainbow-4, Pick 'N Save-2, Super Pick 'N Save-1, Metro Market-1)	8	$6,678	3.5%	544,762	3.7%
TJX Companies, Inc. (TJ Maxx-7, Marshall's-12, Home Goods-1)	20	6,388	3.4%	621,297	4.2%
Safeway (Dominick's Finer Foods-7) (4)	7	6,096	3.2%	480,687	3.2%
AB Acquisitions LLC (Jewel-9)	9	6,086	3.2%	585,754	4.0%
Supervalu, Inc. (Cub Foods-8)	8	5,936	3.1%	511,954	3.5%
Best Buy	7	4,772	2.5%	288,680	1.9%
Carmax	2	4,021	2.1%	187,851	1.3%
Bed Bath & Beyond (Bed, Bath & Beyond-8, Buy Buy Baby-3, World Market-1)	12	3,678	1.9%	368,051	2.5%
PetSmart	11	3,245	1.7%	245,693	1.7%
Michael's	11	3,161	1.7%	245,963	1.7%
Ascena Retail Group (Justice-5, Dress Barn-9, Maurice's-7, Lane Bryant-7, Catherine's-2)	30	2,968	1.6%	178,371	1.2%
Office Depot (Office Depot-5, OfficeMax-6)	11	2,705	1.4%	205,648	1.4%
Dick's Sporting Goods (Dick's Sporting Goods-4, Golf Galaxy-1)	5	2,643	1.4%	282,748	1.9%
Kroger (Food 4 Less-4)	4	2,628	1.4%	264,109	1.8%
The Gap (Old Navy-10, The Gap-1, The Gap Factory-1)	12	2,453	1.3%	182,070	1.2%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,361	1.2%	119,515	0.8%
Ross Dress For Less	8	2,194	1.2%	226,188	1.5%
Petco	9	2,095	1.1%	132,316	0.9%
The Sports Authority	3	1,899	1.0%	134,869	0.9%

Total		$72,007	37.9%	5,806,526	39.3%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Annualized rent shown includes joint venture partner's pro rata share

(3)	Includes ground leases in number of stores and annual base rent, ground lease square footage is excluded from GLA as we do not own that square footage.

(4)	As previously announced, Safeway has exited the Chicago market. Although certain stores have closed, the tenant is still financially obligated under their leases.

(5)
Due to the tenant fluctuations produced by the temporary ownership of the properties within the IPCC joint venture, the Company has disclosed significant tenants excluding these properties. The Company believes the additional disclosure allows investors to evaluate the tenant mix of the portfolio of properties it expects to own longer term.

19

Portfolio Metrics

Portfolio Occupancy

Consolidated Occupancy (1)	As of December 31, 2013	As of September 30, 2013	As of December 31, 2012
Leased Occupancy (2)	94.6%	93.2%	92.1%
Financial Occupancy (3)	92.0%	89.8%	89.9%
Same-Store Leased Occupancy (2)	93.9%	92.0%	91.4%
Same-Store Financial Occupancy (3)	91.3%	89.3%	89.0%

Unconsolidated Occupancy (1) (4)
Leased Occupancy (2)	96.7%	97.4%	97.1%
Financial Occupancy (3)	95.9%	95.6%	94.2%
Same-Store Leased Occupancy (2)	97.6%	97.8%	97.0%
Same-Store Financial Occupancy (3)	96.8%	95.7%	95.0%

Total Occupancy (1)
Leased Occupancy (2)	95.2%	94.3%	94.0%
Financial Occupancy (3)	93.1%	91.3%	91.6%
Same-Store Leased Occupancy (2)	94.7%	93.2%	92.5%
Same-Store Financial Occupancy (3)	92.4%	90.6%	90.2%
Financial Occupancy excluding properties held through the joint venture with IPCC (3) (5)	93.0%	91.1%	91.3%
Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	98.0%	96.5%	96.2%
Non-Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	88.6%	88.9%	88.3%

Geographic Information

	Number of investment properties (6)	Gross leasable area (7)	Percent of gross leasable area	Total Portfolio NOI PRS for the three months ended December 31, 2013 (8)	Percent of NOI
Arkansas	1	275,414	1.9%	$74	0.2%
Florida	2	257,628	1.7%	716	1.8%
Illinois	79	8,689,473	58.8%	24,288	61.8%
Indiana	6	660,776	4.5%	1,949	5.0%
Kentucky	1	105,471	0.7%	133	0.3%
Minnesota	28	2,910,818	19.7%	7,525	19.2%
Nebraska	1	81,000	0.5%	(240)	(0.6)%
Ohio	5	732,728	5.0%	2,257	5.7%
Wisconsin	11	1,069,044	7.2%	2,594	6.6%

Total	134	14,782,352	100.0%	$39,296	100.0%

(1)	All occupancy calculations exclude seasonal tenants.

(2)
Leased occupancy is defined as the percentage of total gross leasable area for which there is a signed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(3)
Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased, excluding tenants in their abatement period.

(4)	Unconsolidated occupancy is calculated using 100% of the square footage of the respective properties.

(5)
Due to the occupancy fluctuations produced by the temporary ownership of the properties within this venture, the Company discloses occupancy rates excluding these properties. The Company believes the additional disclosure allows investors to evaluate the occupancy of the portfolio of properties it expects to own longer term.

(6)	Includes properties held through our unconsolidated joint ventures and excludes properties held through the Company's development joint ventures and its joint venture with IPCC.

(7)	Gross leasable area shown includes joint venture partner's pro rata share.

(8)	Total portfolio NOI includes our pro rata share of unconsolidated NOI and excludes properties held through the Company's development joint ventures and its joint venture with IPCC.

20

Lease Expiration Analysis

Consolidated

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

ALL ANCHOR LEASES (1)
M-T-M	3	32,638	0.3%	$24	—%	$0.74
2014	8	298,967	2.8%	2,622	1.9%	8.77
2015	28	672,175	6.2%	7,370	5.3%	10.96
2016	27	645,491	6.0%	7,417	5.3%	11.49
2017	23	927,389	8.6%	11,697	8.4%	12.61
2018	20	622,649	5.7%	7,031	5.1%	11.29
2019	25	1,078,165	9.9%	12,169	8.7%	11.29
2020	12	416,349	3.8%	4,250	3.1%	10.21
2021	20	697,940	6.4%	10,612	7.6%	15.20
2022	23	546,217	5.0%	5,904	4.2%	10.81
2023+	39	1,201,172	11.1%	14,006	10.1%	11.66
Vacant (4)	—	294,594	2.7%	—	—%	—
TOTAL/WEIGHTED AVERAGE	228	7,433,746	68.5%	$83,102	59.7%	$11.64

ALL NON-ANCHOR LEASES (1)
MTM	39	70,770	0.7%	$817	0.6%	$11.54
2014	121	292,023	2.7%	5,198	3.7%	17.80
2015	162	415,563	3.8%	8,356	6.0%	20.11
2016	165	451,927	4.2%	8,466	6.1%	18.73
2017	136	395,710	3.6%	6,880	4.9%	17.39
2018	166	425,452	3.9%	8,396	6.0%	19.73
2019	83	274,958	2.5%	5,296	3.8%	19.26
2020	35	138,264	1.3%	2,669	1.9%	19.30
2021	35	134,990	1.2%	2,676	1.9%	19.82
2022	40	180,489	1.7%	3,127	2.3%	17.33
2023+	52	204,378	1.9%	4,239	3.1%	20.74
Vacant (4)	—	428,143	4.0%	—	—%	—
TOTAL/WEIGHTED AVERAGE	1,034	3,412,667	31.5%	$56,120	40.3%	$18.80

ALL LEASES
MTM	42	103,408	1.0%	$841	0.6%	$8.13
2014	129	590,990	5.5%	7,820	5.6%	13.23
2015	190	1,087,738	10.0%	15,726	11.3%	14.46
2016	192	1,097,418	10.2%	15,883	11.4%	14.47
2017	159	1,323,099	12.2%	18,577	13.3%	14.04
2018	186	1,048,101	9.6%	15,427	11.1%	14.72
2019	108	1,353,123	12.4%	17,465	12.5%	12.91
2020	47	554,613	5.1%	6,919	5.0%	12.48
2021	55	832,930	7.6%	13,288	9.5%	15.95
2022	63	726,706	6.7%	9,031	6.5%	12.43
2023+	91	1,405,550	13.0%	18,245	13.2%	12.98
Vacant (4)	—	722,737	6.7%	—	—%	—
TOTAL/WEIGHTED AVERAGE	1,262	10,846,413	100.0%	$139,222	100.0%	$13.75

(1)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(3)	Annualized base rent divided by gross leasable area.

(4)	Leases executed but not commenced are included in the vacant totals.

21

Lease Expiration Analysis

Unconsolidated (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	11,092	0.3%	$13	—%	$1.17
2014	2	33,217	0.8%	478	0.8%	14.39
2015	3	48,656	1.2%	671	1.2%	13.79
2016	5	194,291	4.8%	2,605	4.5%	13.41
2017	14	400,649	9.9%	5,507	9.5%	13.75
2018	13	428,680	10.5%	4,847	8.4%	11.31
2019	15	414,403	10.2%	5,105	8.8%	12.32
2020	9	268,187	6.6%	2,732	4.7%	10.19
2021	5	73,172	1.8%	860	1.5%	11.75
2022	5	269,374	6.6%	2,808	4.8%	10.42
2023+	18	683,447	16.8%	8,906	15.4%	13.03
TOTAL/WEIGHTED AVERAGE	90	2,825,168	69.5%	$34,532	59.6%	$12.22

ALL NON-ANCHOR LEASES (2)
MTM	9	15,019	0.3%	$285	0.5%	$18.98
2014	35	76,809	1.9%	1,260	2.2%	16.40
2015	59	145,719	3.6%	2,754	4.7%	18.90
2016	62	149,919	3.7%	3,073	5.3%	20.50
2017	45	113,404	2.8%	2,525	4.3%	22.27
2018	74	187,170	4.6%	4,235	7.3%	22.63
2019	32	80,202	2.0%	1,638	2.8%	20.42
2020	14	51,875	1.3%	1,089	1.9%	20.99
2021	15	46,910	1.2%	1,084	1.9%	23.11
2022	7	25,691	0.6%	492	0.8%	19.15
2023+	41	207,056	5.1%	5,022	8.7%	24.25
Vacant (5)	—	141,310	3.4%	—	—%	—
TOTAL/WEIGHTED AVERAGE	393	1,241,084	30.5%	$23,457	40.4%	$21.33

ALL LEASES
MTM	10	26,111	0.6%	$298	0.5%	$11.41
2014	37	110,026	2.7%	1,738	3.0%	15.80
2015	62	194,375	4.8%	3,425	5.9%	17.62
2016	67	344,210	8.5%	5,678	9.8%	16.50
2017	59	514,053	12.7%	8,032	13.8%	15.62
2018	87	615,850	15.1%	9,082	15.7%	14.75
2019	47	494,605	12.2%	6,743	11.6%	13.63
2020	23	320,062	7.9%	3,821	6.6%	11.94
2021	20	120,082	3.0%	1,944	3.4%	16.19
2022	12	295,065	7.2%	3,300	5.6%	11.18
2023+	59	890,503	21.9%	13,928	24.1%	15.64
Vacant (5)	—	141,310	3.4%	—	—%	—
TOTAL/WEIGHTED AVERAGE	483	4,066,252	100.0%	$57,989	100.0%	$14.77

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

22

Lease Expiration Analysis

Total (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	4	43,730	0.3%	$37	—%	$0.85
2014	10	332,184	2.2%	3,100	1.6%	9.33
2015	31	720,831	4.8%	8,041	4.1%	11.16
2016	32	839,782	5.6%	10,022	5.1%	11.93
2017	37	1,328,038	8.9%	17,204	8.7%	12.95
2018	33	1,051,329	7.0%	11,878	6.0%	11.30
2019	40	1,492,568	10.0%	17,274	8.8%	11.57
2020	21	684,536	4.6%	6,982	3.5%	10.20
2021	25	771,112	5.2%	11,472	5.8%	14.88
2022	28	815,591	5.5%	8,712	4.4%	10.68
2023+	57	1,884,619	12.6%	22,912	11.6%	12.16
Vacant (5)	—	294,594	2.0%	—	—	—
TOTAL/WEIGHTED AVERAGE	318	10,258,914	68.7%	$117,634	59.6%	$11.81

ALL NON-ANCHOR LEASES (2)
MTM	48	85,789	0.6%	$1,102	0.6%	$12.85
2014	156	368,832	2.5%	6,458	3.3%	17.51
2015	221	561,282	3.8%	11,110	5.6%	19.79
2016	227	601,846	4.0%	11,539	5.9%	19.17
2017	181	509,114	3.4%	9,405	4.8%	18.47
2018	240	612,622	4.1%	12,631	6.4%	20.62
2019	115	355,160	2.4%	6,934	3.5%	19.52
2020	49	190,139	1.3%	3,758	1.9%	19.76
2021	50	181,900	1.2%	3,760	1.9%	20.67
2022	47	206,180	1.4%	3,619	1.8%	17.55
2023+	93	411,434	2.8%	9,261	4.7%	22.51
Vacant (5)	—	569,453	3.8%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,427	4,653,751	31.3%	$79,577	40.4%	$19.48

ALL LEASES
MTM	52	129,519	0.9%	$1,139	0.6%	$8.79
2014	166	701,016	4.7%	9,558	4.9%	13.63
2015	252	1,282,113	8.6%	19,151	9.7%	14.94
2016	259	1,441,628	9.6%	21,561	11.0%	14.96
2017	218	1,837,152	12.3%	26,609	13.5%	14.48
2018	273	1,663,951	11.1%	24,509	12.4%	14.73
2019	155	1,847,728	12.4%	24,208	12.3%	13.10
2020	70	874,675	5.9%	10,740	5.4%	12.28
2021	75	953,012	6.4%	15,232	7.7%	15.98
2022	75	1,021,771	6.9%	12,331	6.2%	12.07
2023+	150	2,296,053	15.4%	32,173	16.3%	14.01
Vacant (5)	—	864,047	5.8%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,745	14,912,665	100.0%	$197,211	100.0%	$14.04

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

23

Leasing Activity

Consolidated

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2013	9	142,584	$1,129	$7.92	$1,217	$8.54	$88	0.62	7.8%
2Q 2013	11	59,119	575	9.73	771	13.04	196	3.31	34.1%
3Q 2013	14	100,337	1,665	16.59	1,621	16.16	(44)	(0.43)	-2.6%
4Q 2013	10	34,179	422	12.35	540	15.80	118	3.45	28.0%

2013 Total	44	336,219	$3,791	$11.28	$4,149	$12.34	$358	1.06	9.4%

Renewal Lease Summary (2)
1Q 2013	40	273,578	$2,205	$8.06	$2,600	$9.50	$395	1.44	17.9%
2Q 2013	38	252,284	3,498	13.87	3,466	13.74	(32)	(0.13)	-0.9%
3Q 2013	50	262,719	3,694	14.06	3,968	15.10	274	1.04	7.4%
4Q 2013	47	388,879	4,442	11.42	4,750	12.21	308	0.79	6.9%

2013 Total	175	1,177,460	$13,839	$11.75	$14,784	$12.56	$945	0.81	6.8%

Non-Comparable Lease Summary (3)
1Q 2013	13	29,332	$—	$—	$426	$14.52
2Q 2013	10	36,934	—	—	418	11.32
3Q 2013	12	34,815	—	—	506	14.53
4Q 2013	15	37,033	—	—	468	12.64

2013 Total	50	138,114	$—	$—	$1,818	$13.16

Unconsolidated (4)

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2013	4	12,191	$227	$18.62	$287	$23.54	$60	4.92	26.4%
2Q 2013	4	9,666	164	16.97	159	16.45	(5)	(0.52)	-3.0%
3Q 2013	3	15,202	141	9.28	261	17.17	120	7.89	85.1%
4Q 2013	2	2,660	62	23.31	47	17.67	(15)	(5.64)	-24.2%

2013 Total	13	39,719	$594	$14.96	$754	$18.98	$160	4.02	26.9%

Renewal Lease Summary (2)
1Q 2013	27	138,740	$1,967	$14.18	$2,199	$15.85	$232	1.67	11.8%
2Q 2013	23	221,882	2,297	10.35	2,631	11.86	334	1.51	14.5%
3Q 2013	9	30,863	543	17.59	618	20.02	75	2.43	13.8%
4Q 2013	8	13,992	276	19.73	296	21.15	20	1.42	7.2%

2013 Total	67	405,477	$5,083	$12.54	$5,744	$14.17	$661	1.63	13.0%

Non-Comparable Lease Summary (3)
1Q 2013	4	11,081	$—	$—	$215	$19.40
2Q 2013	8	33,937	—	—	523	15.41
3Q 2013	4	5,778	—	—	100	17.31
4Q 2013	1	2,702	—	—	51	18.87

2013 Total	17	53,498	$—	$—	$889	$16.62

(1)	The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(2)	Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned by joint ventures.

24

Leasing Activity

Total (1)

	Number	GLA	Total Former Average Base Rent ($) (2)	Total Former Average Base Rent (psf) (2)	Total New Average Base Rent ($) (2)	Total New Average Base Rent (psf) (2)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2013	13	154,775	$1,356	$8.76	$1,504	$9.72	$148	0.96	10.9%
2Q 2013	15	68,785	739	10.74	930	13.52	191	2.78	25.8%
3Q 2013	17	115,539	1,806	15.63	1,882	16.29	76	0.66	4.2%
4Q 2013	12	36,839	485	13.17	587	15.93	102	2.76	21.0%

2013 Total	57	375,938	$4,386	$11.67	$4,903	$13.04	$517	1.37	11.8%

Renewal Lease Summary (3)
1Q 2013	67	412,318	$4,172	$10.12	$4,799	$11.64	$627	1.52	15.0%
2Q 2013	61	474,166	5,795	12.22	6,097	12.86	302	0.64	5.2%
3Q 2013	59	293,582	4,237	14.43	4,585	15.62	348	1.19	8.2%
4Q 2013	55	402,871	4,717	11.71	5,046	12.53	329	0.82	7.0%

2013 Total	242	1,582,937	$18,921	$11.95	$20,527	$12.97	$1,606	1.02	8.5%

Non-Comparable Lease Summary (4)
1Q 2013	17	40,413	$—	$—	$641	$15.86
2Q 2013	18	70,871	—	—	941	13.28
3Q 2013	16	40,593	—	—	606	14.93
4Q 2013	16	39,735	—	—	519	13.06

2013 Total	67	191,612	$—	$—	$2,707	$14.13

(1)	Includes leasing activity on unconsolidated properties owned by joint ventures.

(2)	The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(3)	Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

(4)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

25

Leasing Activity - Anchors and Non-Anchors

Consolidated (1)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	9	1	10
Gross Leasable Area (Sq.Ft.)	22,279	11,900	34,179
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.06	15.29	15.80

Renewals
Number of Leases	37	10	47
Gross Leasable Area (Sq.Ft.)	89,159	299,720	388,879
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.05	10.18	12.21

Non-Comparable Leases (3)
Number of Leases	15	—	15
Gross Leasable Area (Sq.Ft.)	37,033	—	37,033
Base Rent/Sq.Ft. ($/Sq.Ft.)	$12.64	—	12.64

Total New, Renewal and Non-Comparable Leases
Number of Leases	61	11	72
Gross Leasable Area (Sq.Ft.)	148,471	311,620	460,091
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.00	10.38	12.51

Unconsolidated (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	2	—	2
Gross Leasable Area (Sq.Ft.)	2,660	—	2,660
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.67	—	17.67

Renewals
Number of Leases	8	—	8
Gross Leasable Area (Sq.Ft.)	13,992	—	13,992
Base Rent/Sq.Ft. ($/Sq.Ft.)	$21.15	—	21.15

Non-Comparable Leases (3)
Number of Leases	1	—	1
Gross Leasable Area (Sq.Ft.)	2,702	—	2,702
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.87	—	18.87

Total New, Renewal and Non-Comparable Leases
Number of Leases	11	—	11
Gross Leasable Area (Sq.Ft.)	19,354	—	19,354
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.35	—	20.35

Total (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	11	1	12
Gross Leasable Area (Sq.Ft.)	24,939	11,900	36,839
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.24	15.29	15.93

Renewals
Number of Leases	45	10	55
Gross Leasable Area (Sq.Ft.)	103,151	299,720	402,871
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.33	10.18	12.53

Non-Comparable Leases (3)
Number of Leases	16	—	16
Gross Leasable Area (Sq.Ft.)	39,735	—	39,735
Base Rent/Sq.Ft. ($/Sq.Ft.)	$13.06	—	13.06

Total New, Renewal and Non-Comparable Leases
Number of Leases	72	11	83
Gross Leasable Area (Sq.Ft.)	167,825	311,620	479,445
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.39	10.38	12.83

(1)	The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned by joint ventures.

26

Property Transactions

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate (1)	Financial Occupancy	Anchors	Year Built / Renovated

01/24/13	Family Dollar (2)	Abilene	TX	9,180	$1,142	7.64%	100%	None	2012
01/24/13	Family Dollar (2)	Colorado City	TX	8,320	1,009	8.12%	100%	None	2012
02/12/13	Mariano's (2)	Palatine	IL	71,324	22,675	6.70%	100%	Mariano's	2011
02/12/13	Mariano's (2)	Vernon Hills	IL	71,248	27,883	6.84%	100%	Mariano's	2011
04/17/13	Family Dollar (2)	Cameron	TX	8,320	938	8.11%	100%	None	2012
04/17/13	Family Dollar (2)	Charleston	MO	8,320	1,107	8.13%	100%	None	2012
04/17/13	Family Dollar (2)	Wausaukee	WI	8,000	1,137	8.14%	100%	None	2012
04/17/13	Winfield Pointe Center (3)	Winfield	IL	19,888	(3)	(3)	75%	None	1989
04/17/13	Eola Commons (3)	Aurora	IL	23,080	(3)	(3)	78%	None	1998
04/24/13	Warsaw Commons (4)	Warsaw	IN	87,826	11,393	8.00%	96%	Dollar Tree, TJ Maxx, PetSmart, Ulta	2012
07/26/13	Freedom Commons (2)	Naperville	IL	42,218	24,400	6.74%	87%	Maggiano's (5)	2008
08/20/13	Evergreen Promenade (6) (7)	Evergreen Park	IL	—	5,500	(7)	(7)	(7)	(7)
09/10/13	Dollar General (2)	Gale	WI	9,026	945	7.85%	100%	None	2013
09/10/13	Dollar General (2)	Lafeyette	WI	9,026	944	7.85%	100%	None	2013
09/11/13	Capitol and 124th Shopping Center (6)	Wauwatosa	WI	54,204	10,265	6.50%	100%	Wal-Mart, Petco	1998/2012
09/11/13	Pilgrim Village (4) (6)	Menomonee Falls	WI	31,331	8,723	6.70%	69%	Wal-Mart (5), Friends of Nature	1984/2012
09/11/13	Timmerman Plaza (4) (6)	Milwaukee	WI	40,343	5,257	7.90%	84%	Dollar Tree	1965/2013
09/11/13	Dollar General (2)	Fortson	GA	9,100	1,173	7.41%	100%	None	2013
09/11/13	Dollar General (2)	LaGrange	GA	9,100	1,145	7.40%	100%	None	2013
09/11/13	Dollar General (2)	Midland City	AL	12,382	1,393	7.41%	100%	None	2013
09/11/13	Dollar General (2)	Mobile	AL	9,100	1,219	7.40%	100%	None	2013
09/11/13	Dollar General (2)	Warrior	AL	9,100	1,089	8.68%	100%	None	2011
09/11/13	Dollar General (2)	Woodville	AL	9,026	1,067	7.41%	100%	None	2013
09/25/13	Family Dollar (2)	Marion	IL	8,000	1,474	7.81%	100%	None	2012
10/08/13	Cedar Center South (6)	University Heights	OH	136,080	24,900	7.23%	83%	Tuesday Morning, Whole Foods Market, CVS, Dollar Tree	1950/2006
10/18/13	Mariano's (2)	Elmhurst	IL	76,236	20,359	7.25%	100%	Mariano's	2013
11/04/13	7-Eleven portfolio (2) (8)	Various	OH	29,813	29,000	6.00%	100%	None	Various
12/19/13	Fort Smith Pavilion (6)	Fort Smith	AR	275,414	43,312	8.12%	96%	Dick's Sporting Goods, Best Buy, Michael's, Books-A-Million, Old Navy, Shoe Carnival, Ulta, Bed Bath & Beyond, Petco	2009/2011
12/20/13	Goldenrod Marketplace (4)	Orlando	FL	91,497	16,580	7.16%	86%	LA Fitness, Marshall's	2013

				1,176,502	$266,029

(1)
The cap rate disclosed is as of the time of acquisition and is calculated by dividing the forecasted net operating income ("NOI") by the purchase price. Forecasted NOI is defined as forecasted net income for the twelve months following the acquisition of the property, calculated in accordance with U.S. GAAP, excluding straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense, less a vacancy factor to allow for potential tenant move-outs or defaults.

(2)	This property was acquired through our joint venture with IPCC.

(3)
The Company acquired title to these properties through foreclosure proceedings. The Company had acquired the notes encumbering these properties in 2012 at a discount to their face value. In conjunction with the acquisition, the notes were extinguished. The Company recorded Winfield Pointe Center at $2,583 and Eola Commons at $3,994, representing the respective fair value of each property at the time of acquisition.

(4)	This property is subject to future earnout payments. Subsequent to the acquisition, $1,225 was paid for Warsaw Commons and $403 was paid for Pilgrim Village.

(5)	Ground lease tenant, ground lease square footage is excluded from GLA as we do not own that square footage.

(6)	This property was acquired through our joint venture with PGGM.

(7)	Our joint venture with PGGM acquired vacant land to develop a 92,512 square foot retail building through a development partnership that is 96% pre-leased to Mariano's Fresh Market and PetSmart.

(8)
This portfolio includes twelve 7-Eleven stores, located in Arkron, Brunswick, Chagrin Falls, Cleveland, Mentor, Painesville, Stow, Streetsboro, Strongsville, Twinsburg, Willoughby and Willoughby Hills OH.

27

Property Transactions

Property Dispositions

Date	Property	City	State	GLA Sq. Ft.	Sale Price	Gain (loss) on Sale	Provision for Asset Impairment

02/20/13	Quarry Outlot	Hodgkins	IL	9,650	$3,300	$1,999	$—
03/05/13	Oak Lawn Town Center	Oak Lawn	IL	12,506	3,264	681	—
05/14/13	Winnetka Commons	New Hope	MN	42,415	3,800	556	—
05/31/13	Cub Foods	Buffalo Grove	IL	56,192	4,100	—	369
07/03/13	Berwyn Plaza	Berwyn	IL	15,726	1,700	(101)	—
07/25/13	Eola Commons	Aurora	IL	23,080	4,382	(537)	—
08/15/13	Orland Greens	Orland Park	IL	45,031	4,700	1,162	—
10/01/13	Regal Showplace (partial)	Crystal Lake	IL	7,000	1,950	334	—
10/30/13	Naper West	Naperville	IL	214,109	21,150	4,031
12/04/13	Park Square (partial)	Brooklyn Park	MN	124,344	9,500	—	2,612
12/20/13	Lansing Square (partial)	Lansing	IL	140,627	6,400	469	—
12/23/13	Rite-Aid	Chattanooga	TN	10,908	2,500	602	—

				701,588	$66,746	$9,196	$2,981

Development Parcel Sales

Date	Property	City	State	GLA Sq. Ft.	Acres	Sale Price	Gain on Sale (1)	Provision for Asset Impairment (1)

04/05/13	Savannah Crossings	Aurora	IL	7,380	1.56	$2,000	$9	$186
09/12/13	North Aurora Towne Center III	North Aurora	IL	—	66.00	4,000	863	—

				7,380	67.56	$6,000	$872	$186

(1)	Amounts shown are the Company's pro-rata share.

28

Unconsolidated Joint Venture Summary

Venture with PGGM Private Real Estate Fund (INP Retail LP)

Date	Property	City	State	GLA	IRC % Interest	IRC Investment
07/01/10	Mallard Crossing Shopping Center	Elk Grove Village	IL	82,929	55%	$2,050
07/01/10	Shannon Square Shoppes	Arden Hills	MN	29,196	55%	1,069
07/01/10	Cub Foods	Arden Hills	MN	68,442	55%	4,611
07/01/10	Woodland Commons	Buffalo Grove	IL	170,122	55%	3,210
08/30/10	Point at Clark	Chicago	IL	95,455	55%	6,294
10/25/10	Diffley Marketplace	Eagan	MN	71,903	55%	4,080
01/11/11	Joffco Square	Chicago	IL	95,204	55%	5,274
03/01/11	Byerly's Burnsville	Burnsville	MN	72,339	55%	1,911
03/08/11	Shops of Plymouth Town Center	Plymouth	MN	84,003	55%	(588)
06/02/11	Red Top Plaza	Libertyville	IL	151,840	55%	4,230
06/02/11	Village Ten Shopping Center	Coon Rapids	MN	211,472	55%	1,561
09/19/11	Stuart's Crossing	St. Charles	IL	85,529	55%	(696)
09/21/11	Champlin Marketplace	Champlin	MN	88,577	55%	2,968
11/09/11	Quarry Retail	Minneapolis	MN	281,472	55%	(3,323)
11/15/11	Caton Crossings	Plainfield	IL	83,792	55%	(1,539)
11/18/11	Woodfield Plaza	Schaumburg	IL	177,160	55%	(5,906)
11/29/11	Brownstones Shopping Center	Brookfield	WI	137,816	55%	5,044
12/07/11	Elston Plaza	Chicago	IL	87,946	55%	4,423
12/15/11	Turfway Commons	Florence	KY	105,471	55%	2,529
02/21/12	Riverdale Commons	Coon Rapids	MN	231,753	55%	104
02/24/12	Silver Lake Village	St. Anthony	MN	159,316	55%	8,524
02/29/12	Stone Creek Towne Center	Cincinnati	OH	142,824	55%	7,020
04/10/12	Four Flaggs	Niles	IL	325,972	55%	9,251
04/13/12	Woodbury Commons	Woodbury	MN	116,196	55%	6,355
12/11/12	Westgate	Fairview Park	OH	241,838	55%	16,905
08/20/13	Evergreen Promenade (1)	Evergreen Park	IL	—	55%	3,710
09/11/13	Capitol and 124th Shopping Center	Wauwatosa	WI	54,204	55%	5,675
09/11/13	Pilgrim Village	Menomonee Falls	WI	31,331	55%	5,011
09/11/13	Timmerman Plaza	Milwaukee	WI	40,343	55%	2,837
10/08/13	Cedar Center South	University Heights	OH	136,080	55%	3,776
12/19/13	Fort Smith Pavilion	Fort Smith	AR	275,414	55%	5,715
				3,935,939		$112,085

Development Joint Venture with TMK Development (TMK/Inland Aurora Venture, LLC)

Date	Property	City	State	Acres	IRC % Interest	IRC Investment
01/05/06	Savannah Crossing	Aurora	IL	5 Acres	40%	$(283)

(1)	Our joint venture with PGGM acquired vacant land to develop a 92,512 square foot retail building through a development partnership that is 96% pre-leased to Mariano's Fresh Market and PetSmart.

29

Unconsolidated Joint Venture Summary

Joint Venture with Inland Private Capital Corporation ("IPCC") (IRC/IREX Venture II, LLC)

Date	Property (1)	City	State	GLA	IRC % Interest	IRC Investment
Various	Dollar General/Family Dollar Portfolio (2)	Various	Various	100,500	1%	23
11/04/13	7-Eleven Portfolio (3)	Various	OH	29,813	53%	6,073

				130,313		$6,096

IPCC Joint Venture Property Status

Property (1)	Location	% DST Ownership	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the twelve months ended December 31, 2013
Pick 'N Save	Sheboygan, WI	100%	$290	$33
Mt. Pleasant Shopping Center	Mt. Pleasant, WI	100%	528	124
CVS/Walgreens Portfolio (4)	Various	100%	445	85
Walgreens Portfolio (5)	Various	100%	157	157
BJ's Wholesale Club	Gainesville, VA	100%	198	198
Dick's Sporting Goods	Cranberry Township, VA	100%	239	239
Mariano's Portfolio (6)	Various	100%	629	629
Dollar General/Family Dollar Portfolio (7)	Various	100%	133	133
Dollar General/Family Dollar Portfolio (2)	Various	99%	63	63
Freedom Commons	Naperville, IL	100%	305	305
Mariano's	Elmhurst, IL	100%	254	254
7-Eleven Portfolio (3)	Various	47%	362	170

			$3,603	$2,390

1)
These properties are not consolidated because upon the first sale of equity interest by the joint venture through a private placement offering with respect to a particular property, the Company begins accounting for its equity interest in that property under the equity method of accounting

2)
This portfolio includes eight Dollar General and three Family Dollar stores, located in Fortson, GA; Gale, WI; LaGrange, GA; Lafeyette, WI; Midland City, AL; Mobile, AL; Warrior, AL; Woodville, AL; Cameron, TX; Charleston, MO and Wausaukee, WI.

3)
This portfolio includes twelve 7-Eleven stores, located in Arkron, Brunswick, Chagrin Falls, Cleveland, Mentor, Painesville, Stow, Streetsboro, Strongsville, Twinsburg, Willoughby and Willoughby Hills OH.

4)	This portfolio includes one CVS store and three Walgreens stores, located in Nampa, Idaho; St. George, Utah; Lee's Summit, Missouri and McPherson, Kansas.

5)	This portfolio includes five Walgreens stores, located in Benton Harbor, Michigan; El Paso, Texas; Milwaukee, Wisconsin; New Bedford, Massachusetts; and Villa Park, Illinois.

6)	This portfolio includes two Mariano's located in Palatine and Vernon Hills Illinois.

7)
This portfolio includes six Dollar General and four Family Dollar stores, located in Baldwin, WI; Mercer, WI; Nekoosa, WI; Oxford, WI; Spooner, WI; Wittenberg, WI; Abilene, TX; Cisco, TX; Colorado City, TX and Lorain, OH.

30

Investment Properties

As of December 31, 2013, we owned fee simple interests in 105 investment properties (excluding properties owned by unconsolidated joint ventures), comprised of 13 single-user retail properties, 40 Neighborhood Retail Centers, 25 Community Centers, 26 Power Centers and 1 Lifestyle Center. These investment properties are located in the states of Florida (2), Illinois (69), Indiana (6), Minnesota (18), Nebraska (1), Ohio (2) and Wisconsin (7). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single-User
Carmax	Schaumburg	IL	93,333	12/98	1998	100%	Carmax
Carmax	Tinley Park	IL	94,518	12/98	1998	100%	Carmax
Cub Foods	Hutchinson	MN	60,208	01/03	1999	100% (3)	Cub Foods (3)
Disney	Celebration	FL	166,131	07/02	1995	100%	Walt Disney World
Dominick's	Countryside	IL	62,344	12/97	1975/2001	100% (3)	Dominick's Finer Foods (3)
Freeport Commons (f/k/a Staples)	Freeport	IL	24,049	12/98	1998	100%	Staples
Fresh Market	Lincolnshire	IL	20,414	10/12	2013	100%	The Fresh Market
Glendale Heights Retail	Glendale Heights	IL	68,879	09/97	1997	100% (3)	Dominick's Finer Foods (3)
Mosaic Crossing	West Chicago	IL	78,271	01/98	1990/2013	100%	Old Time Pottery
PetSmart	Gurnee	IL	25,692	04/01	1997	100%	PetSmart
Pick 'N Save	Waupaca	WI	63,780	03/06	2002	100%	Pick 'N Save
Roundy's	Menomonee Falls	WI	103,611	11/10	2010	100%	Super Pick 'N Save
Verizon	Joliet	IL	4,504	05/97	1995	100%	None

Neighborhood Retail Centers
22nd Street Plaza Outlot	Oakbrook Terrace	IL	9,970	11/97	1985/2004	100%	None
Big Lake Town Square	Big Lake	MN	67,858	01/06	2005	100%	Coborn's Super Store
Brunswick Market Center	Brunswick	OH	119,540	12/02	1997/1998	96%	Buehler's Fresh Foods
Cliff Lake Centre	Eagan	MN	74,182	09/99	1988	86%	None
Cobbler Crossing	Elgin	IL	102,643	05/97	1993	96%	Jewel Food Stores
Downers Grove Market	Downers Grove	IL	103,419	03/98	1998	96% (3)	Dominick's Finer Foods (3)
Dunkirk Square	Maple Grove	MN	79,130	09/99	1998	97%	Rainbow
Eastgate Center	Lombard	IL	129,101	07/98	1959/2000	86%	Ace Hardware, Illinois Secretary of State, Illinois Dept. of Employment
Edinburgh Festival	Brooklyn Park	MN	91,563	10/98	1997	89%	Festival Foods
Elmhurst City Centre	Elmhurst	IL	39,090	02/98	1994	100%	Walgreens (4)
Forest Lake Marketplace	Forest Lake	MN	93,853	09/02	2001	96%	Cub Foods
Gateway Square	Hinsdale	IL	39,710	03/99	1985	100%	None
Golf Road Plaza	Niles	IL	25,992	04/97	1982	100%	None
Grand Hunt Center Outlot	Gurnee	IL	21,194	12/96	1996	100%	None
Hammond Mills	Hammond	IN	78,801	05/99 12/98	1998/1999/2011	100%	Food 4 Less
Hickory Creek Market Place	Frankfort	IL	55,831	08/99	1999	49%	None
Iroquois Center	Naperville	IL	140,981	12/97	1983	70%	Planet Fitness, Xilin Association, Big Lots
Maple View	Grayslake	IL	105,642	03/05	2000/2005	94%	Jewel Food Stores
Medina Marketplace	Medina	OH	92,446	12/02	1956/1999/ 2010	100% (3)	Giant Eagle
Mundelein Plaza	Mundelein	IL	16,803	03/96	1990	90%	None
Nantucket Square	Schaumburg	IL	56,981	09/95	1980	100%	Go Play/Kidtown USA
Oak Forest Commons	Oak Forest	IL	108,330	03/98	1998	82%	Food 4 Less, O'Reilly Auto Parts
Oak Forest Commons III	Oak Forest	IL	7,424	06/99	1999	40%	None
Park Square	Brooklyn Park	MN	12,320	08/02	1986/1988/ 2006	100%	None
Plymouth Collection	Plymouth	MN	45,915	01/99	1999	95%	Golf Galaxy
Ravinia Plaza	Orland Park	IL	101,605	10/06	1990	96%	Whole Foods Market, Pier 1 Imports, Eva's Bridal
Regal Showplace	Crystal Lake	IL	89,928	03/05	1998	100%	Regal Cinemas
River Square	Naperville	IL	58,260	06/97	1988/2000	98%	None
Rose Plaza	Elmwood Park	IL	24,204	11/98	1997	100%	Binny's Beverage Depot
Schaumburg Plaza	Schaumburg	IL	63,485	06/98	1994	100%	Jo-Ann Stores, Party City
Shoppes at Mill Creek	Palos Park	IL	102,422	03/98	1989	96%	Jewel Food Stores
Shops at Cooper's Grove	Country Club Hills	IL	72,518	01/98	1991	14%	None
Six Corners Plaza	Chicago	IL	80,596	10/96	1966/2005	96%	L.A. Fitness, CW Price
St. James Crossing	Westmont	IL	49,994	03/98	1990	89%	None
Townes Crossing	Oswego	IL	105,989	08/02	1988	90%	Jewel Food Stores
Wauconda Crossings	Wauconda	IL	90,167	08/06	1997	97% (3)	Dominick's Finer Foods (3), Walgreens
Wauconda Shopping Center	Wauconda	IL	34,286	05/98	1988	83%	Dollar Tree

31

Investment Properties

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Neighborhood Retail Centers
Westriver Crossings	Joliet	IL	32,452	08/99	1999	85%	None
Winfield Pointe Center	Winfield	IL	19,888	04/13	1989	75%	None
Woodland Heights	Streamwood	IL	120,436	06/98	1956/1997	92%	Jewel Food Stores, U.S. Postal Service

Community Centers
Apache Shoppes	Rochester	MN	60,780	12/06	2005/2006	100%	Trader Joe's, Chuck E. Cheese
Aurora Commons	Aurora	IL	126,908	01/97	1988	41%	None
Bergen Plaza	Oakdale	MN	257,952	04/98	1978	91%	K-Mart, Rainbow, Dollar Tree
Bohl Farm Marketplace	Crystal Lake	IL	97,287	12/00	2000	99%	Dress Barn, Barnes & Noble, Buy Buy Baby
Burnsville Crossing	Burnsville	MN	97,210	09/99	1989/2010	99%	PetSmart, Becker Furniture World
Chatham Ridge	Chicago	IL	175,991	02/00	1999	88%	Food 4 Less, Marshall's, Anna's Linens
Chestnut Court	Darien	IL	172,918	03/98	1987/2009	95% (3)	Office Depot (3), X-Sport Fitness, Tuesday Morning, Jo-Ann Stores, Oakridge Hobbies & Toys, Ross Dress for Less
Goldenrod Marketplace	Orlando	FL	91,497	12/13	2013	86%	LA Fitness, Marshall's
Greentree Centre & Outlot	Racine	WI	169,268	02/05	1990/1993	94%	Pick 'N Save, K - Mart
Hawthorn Village Commons	Vernon Hills	IL	98,806	08/96	1979	96%	Dollar Tree, Hobby Lobby
Lake Park	Michigan City	IN	114,867	02/98	1990	87%	Jo-Ann Stores, Hobby Lobby, Party City
Lansing Square	Lansing	IL	92,881	12/96	1991	18%	None
Marketplace at Six Corners	Chicago	IL	116,975	11/98	1997	95%	Jewel Food Stores, Marshall's
Orchard Crossing	Ft. Wayne	IN	130,131	04/07	2008	83%	Gordmans, Dollar Tree
Park Avenue Centre	Highland Park	IL	64,943	06/97	1996/2005	100%	Staples, TREK Bicycle Store, Illinois Bone and Joint
Park Center	Tinley Park	IL	132,288	12/98	1988	85%	Charter Fitness, Chuck E. Cheese, Old Country Buffet, Sears Outlet
Park St. Claire	Schaumburg	IL	83,259	05/97 12/96	1994/1996	100% (3)	Dominick's Finer Foods (3)
Shingle Creek Center	Brooklyn Center	MN	39,146	09/99	1986	79%	None
Shops at Orchard Place	Skokie	IL	159,091	12/02	2000	73%	DSW Shoe Warehouse, Ulta, Pier 1 Imports, Petco, Walter E Smithe, Party City
Skokie Fashion Square	Skokie	IL	84,857	12/97	1984/2010	96%	Ross Dress for Less, Produce World
Skokie Fashion Square II	Skokie	IL	7,151	11/04	1984/2010	100%	None
Thatcher Woods Center	River Grove	IL	187,710	04/02	1969/1999	98% (3)	Walgreens, CW Price, Hanging Garden Banquet, Binny's Beverage Depot, Sears Outlet, Dominick's Finer Foods (3)
The Plaza	Brookfield	WI	107,952	02/99	1985	94%	CVS, Guitar Center, Hooters
Two Rivers Plaza	Bolingbrook	IL	57,900	10/98	1994	100%	Marshall's, Pier 1 Imports
University Center (f/k/a Bally Total Fitness)	St. Paul	MN	43,000	09/99	1998	85%	High School for the Recording Arts

Power Centers
Baytowne Shoppes/Square	Champaign	IL	118,305	02/99	1993	99% (3)	Staples, PetSmart, Party City, Citi Trends, Ulta
Bradley Commons	Bourbonnais	IL	174,348	11/11	2007/2011	97%	Shoe Carnival, Ulta, Bed, Bath & Beyond, Dick's Sporting Goods, Petco
Crystal Point	Crystal Lake	IL	357,914	07/04	1976/1998/ 2012	97%	Best Buy, K-Mart, Bed, Bath & Beyond, The Sports Authority, World Market, Ross Dress for Less, The Fresh Market
Deertrace Kohler	Kohler	WI	149,924	07/02	2000	98%	The Boston Store, TJ Maxx, Dollar Tree, Ulta, Jo-Ann Stores
Deertrace Kohler II	Kohler	WI	24,292	08/04	2003/2004	100%	None
Joliet Commons	Joliet	IL	158,853	10/98	1995	100%	Movies 10, PetSmart, Barnes & Noble, Old Navy, Party City, Jo-Ann Stores, BC Osaka Hibachi Grill
Joliet Commons Phase II	Joliet	IL	40,395	02/00	1999	100%	Office Max
Mankato Heights Plaza	Mankato	MN	155,173	04/03	2002	93% (3)	TJ Maxx, Michael's, Old Navy, Pier 1 Imports, Petco
Maple Park Place	Bolingbrook	IL	210,746	01/97	1992/2004	98% (3)	X-Sport Fitness, Office Depot (3), The Sports Authority, Best Buy, Ross Dress for Less
Orland Park Place	Orland Park	IL	592,495	04/05	1980/1999	95%
K & G Superstore, Old Navy, Stein Mart, Tiger Direct, Barnes & Noble, DSW Shoe Warehouse, Bed, Bath & Beyond, Binny's Beverage Depot, Nordstrom Rack, Dick's Sporting Goods, Marshall's, Buy Buy Baby, HH Gregg, Ross Dress for Less

Orland Park Place Outlots	Orland Park	IL	11,900	08/07	2007	0%	None
Orland Park Place Outlots II	Orland Park	IL	22,966	04/12	2007	91%	None

32

Investment Properties

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Park Place Plaza	St. Louis Park	MN	88,999	09/99	1997/2006	100%	Office Max, PetSmart
Pine Tree Plaza	Janesville	WI	186,523	10/99	1998	90%	Gander Mtn., TJ Maxx, Staples, Michaels, Old Navy, Petco
Randall Square	Geneva	IL	216,678	05/99	1999	92%	Marshall's, Bed, Bath & Beyond, PetSmart, Michael's, Party City, Old Navy
Rivertree Court	Vernon Hills	IL	308,635	07/97	1988/2011	96%	Best Buy, Discovery Clothing, TJ Maxx, Michaels, Harlem Furniture, Gordmans, Old Navy, Pier 1 Imports, Ross Dress for Less
Rochester Marketplace	Rochester	MN	70,213	09/03	2001/2003	100%	Staples, PetSmart
Salem Square	Countryside	IL	116,992	08/96	1973/1985/ 2009	100%	TJ Maxx/Home Goods, Marshall's
Schaumburg Promenade	Schaumburg	IL	91,831	12/99	1999	100%	Ashley Furniture, DSW Shoe Warehouse, Destination XL
Shakopee Outlot	Shakopee	MN	12,285	03/06	2007	85%	None
Shakopee Valley Marketplace	Shakopee	MN	146,362	12/02	2000/2001	99%	Kohl's, Office Max
Shoppes at Grayhawk	Omaha	NE	81,000	02/06	2001/2004	80% (3)	Michael's, Lowe's (5)
University Crossings	Granger	IN	111,651	10/03	2003	94%	Marshall's, Petco, Dollar Tree, Pier 1 Imports, Ross Medical Education Center, Babies R Us (5)
Valparaiso Walk	Valparaiso	IN	137,500	12/12	2005	100%	Best Buy, Michael's, Marshall's, Bed, Bath & Beyond
Warsaw Commons	Warsaw	IN	87,826	04/13	2012	96%	Dollar Tree, TJ Maxx, PetSmart, Ulta
Woodfield Commons E/W	Schaumburg	IL	207,452	10/98	1973/1975/ 1997/2007/ 2012	92%	Toys R Us, Discovery Clothing, REI, Hobby Lobby, Ross Dress for Less

Lifestyle Centers
Algonquin Commons	Algonquin	IL	563,704	02/06	2004/2005	93% (3)	PetSmart, Office Max, Pottery Barn, Old Navy, DSW Shoe Warehouse, Discovery Clothing, Dick's Sporting Goods, Trader Joe's, Ulta, Charming Charlie, Ross Dress for Less, Gordmans

Total			10,846,413			92%

33

Investment Properties

As of December 31, 2013, we owned fee simple interests in 29 investment properties through our unconsolidated joint ventures and we owned Delaware Statutory Trust interests in the 23 properties owned through our IPCC joint venture. Total properties are comprised of 23 single user retail properties, 13 Neighborhood Retail Centers, 6 Community Centers and 10 Power Centers. These investment properties are located in the states of Alabama (4), Arkansas (1), Georgia (2), Illinois (10), Kentucky (1), Minnesota (10), Missouri (1), Ohio (15), Texas (1) and Wisconsin (7). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single User (IPCC Joint Venture)
7-Eleven	Akron	OH	2,477	11/13	1997	100%	None
7-Eleven	Brunswick	OH	2,480	11/13	1999	100%	None
7-Eleven	Chagrin Falls	OH	1,800	11/13	1994	100%	None
7-Eleven	Cleveland	OH	2,700	11/13	1995	100%	None
7-Eleven	Mentor	OH	1,176	11/13	1994	100%	None
7-Eleven	Painesville	OH	1,100	11/13	1994	100%	None
7-Eleven	Stow	OH	2,700	11/13	1994	100%	None
7-Eleven	Streetsboro	OH	1,800	11/13	1995	100%	None
7-Eleven	Strongsville	OH	2,700	11/13	1995	100%	None
7-Eleven	Twinsburg	OH	2,480	11/13	1998	100%	None
7-Eleven	Willoughby	OH	4,200	11/13	2002	100%	None
7-Eleven	Willoughby Hills	OH	4,200	11/13	2001	100%	None
Dollar General	Fortson	GA	9,100	09/13	2013	100%	None
Dollar General	Gale	WI	9,026	09/13	2013	100%	None
Dollar General	LaGrange	GA	9,100	09/13	2013	100%	None
Dollar General	Lafeyette	WI	9,026	09/13	2013	100%	None
Dollar General	Midland City	AL	12,382	09/13	2013	100%	Dollar General
Dollar General	Mobile	AL	9,100	09/13	2013	100%	None
Dollar General	Warrior	AL	9,100	09/13	2011	100%	None
Dollar General	Woodville	AL	9,026	09/13	2013	100%	None
Family Dollar	Cameron	TX	8,320	04/13	2012	100%	None
Family Dollar	Charleston	MO	8,320	04/13	2012	100%	None
Family Dollar	Wausaukee	WI	8,000	04/13	2012	100%	None

Neighborhood Retail Centers
Byerly's Burnsville	Burnsville	MN	72,339	09/99	1988	98%	Byerly's Food Store, Erik's Bike Shop
Capitol and 124th Shopping Center	Wauwatosa	WI	54,204	09/13	1998/2012	100%	Wal-Mart, Petco
Caton Crossings	Plainfield	IL	83,792	06/03	1998	100%	Tony's Finer Foods
Champlin Marketplace	Champlin	MN	88,577	09/11	1999/2005	96%	Cub Foods
Diffley Marketplace	Egan	MN	71,903	10/10	2008	86%	Cub Foods
Elston Plaza	Chicago	IL	87,946	12/11	1983/2010	100%	Jewel Food Stores, O'Reilly Auto Parts
Mallard Crossing Shopping Center	Elk Grove Village	IL	82,929	05/97	1993	92%	Food 4 Less
Pilgrim Village	Menomonee Falls	WI	31,331	09/13	1984/2012	85%	Wal-Mart (5), Friends of Nature
Red Top Plaza	Libertyville	IL	151,840	06/11	1981/2008	96%	Jewel Food Stores
Shannon Square Shoppes	Arden Hills	MN	97,638	03/04 06/04	2003	88%	Cub Foods
Shops of Plymouth Town Center	Plymouth	MN	84,003	03/99	1991	100%	The Foursome, Inc., Cub Foods
Stuart's Crossing	St. Charles	IL	85,529	08/98	1999	98%	Jewel Food Stores
Timmerman Plaza	Milwaukee	WI	40,343	09/13	1965/2013	80%	Dollar Tree

Community Centers
Brownstones Shopping Center	Brookfield	WI	137,816	11/11	1989/2009	95%	Metro Market, TJ Maxx
Cedar Center South	University Heights	OH	136,080	10/13	1950/2006	83%	Tuesday Morning, Whole Foods Market, CVS, Dollar Tree
Four Flaggs	Niles	IL	325,972	11/02	1973/1998/ 2010	98%	Fresh Farms, Party City, Marshall's, PetSmart, Office Depot, Old Navy, Global Clinic, Ashley Furniture, Sears Outlet, Jo-Ann Stores, Shoe Carnival
Village Ten Shopping Center	Coon Rapids	MN	211,472	08/03	2002	98%	Dollar Tree, Life Time Fitness, Cub Foods
Woodbury Commons	Woodbury	MN	116,196	02/12	1992/2004/ 2012	100%	Hancock Fabrics, Schuler Shoes, Dollar Tree, Becker Furniture World
Woodland Commons	Buffalo Grove	IL	170,122	02/99	1991	99%	Dominick's Finer Foods, Jewish Community Center

34

Investment Properties

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Fort Smith Pavilion	Fort Smith	AR	275,414	12/13	2009/2011	96%	Dick's Sporting Goods, Best Buy, Michael's, Books-A-Million, Old Navy, Shoe Carnival, Ulta, Bed Bath & Beyond, Petco
Joffco Square	Chicago	IL	95,204	01/11	2008	100%	Bed, Bath & Beyond, Best Buy, Jo-Ann Stores
Point at Clark	Chicago	IL	95,455	06/10	1996	95%	DSW Shoe Warehouse, Marshall's, Michael's
Quarry Retail	Minneapolis	MN	281,472	09/99	1997	100%	Home Depot, Rainbow, PetSmart, Office Max, Party City, Michael's
Riverdale Commons	Coon Rapids	MN	231,753	09/99	1999	99%	Rainbow, The Sports Authority, Office Max, Petco, Party City, Home Goods, Michael's
Silver Lake Village	St. Anthony	MN	159,316	02/12	1996/2005	94%	North Memorial Healthcare, Cub Foods, Wal-Mart (5)
Stone Creek Towne Center	Cincinnati	OH	142,824	02/12	2008	98%	Bed, Bath & Beyond, Best Buy, Old Navy
Turfway Commons	Florence	KY	105,471	12/11	1993/2007	96%	Babies 'R' Us, Half Price Books, Guitar Center, Michael's
Westgate	Fairview Park	OH	241,838	03/12	2007/2011	89%	Books-A-Million, Lowe's (5), Petco, Marshall's, Kohl's (5), Earth Fare
Woodfield Plaza	Schaumburg	IL	177,160	01/98	1992	96%	Kohl's, Barnes & Noble, Buy Buy Baby, Joseph A. Banks Clothiers (sublet to David's Bridal), Tuesday Morning

Total			4,066,252			96%

Total/Weighted Average			14,912,665			93%

(1)
Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(2)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name used in this table may be different than the tenant name on the lease.
(3)	Tenant has vacated their space but is still contractually obligated under their lease to pay rent.
(4)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.
(5)	Ground lease tenants, ground lease square footage is excluded from GLA as we do not own that square footage.

35